UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series
Global SmallCap Portfolio
High Income Portfolio
Mid Cap Value Opportunities Portfolio
U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, Managed Account
Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2008

Date of reporting period: 05/01/2007 – 04/30/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Managed Account Series ANNUAL REPORT | APRIL 30, 2008

U.S. Mortgage Portfolio High Income Portfolio Global SmallCap Portfolio Mid Cap Value Opportunities Portfolio

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 MANAGED ACCOUNT SERIES

APRIL 30, 2008

A Letter to Shareholders

Dear Shareholder

Over the past several months, financial markets have been buffeted by the housing recession, the credit market unraveling and related liquidity freeze and steadily rising commodity prices. Counterbalancing these difficulties were booming export activity, a robust non-financial corporate sector and, notably, aggressive and timely monetary and fiscal policy actions.

Amid the market tumult, the Federal Reserve Board (the “Fed”) intervened with a series of moves to bolster liquidity and ensure financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Of greater magnitude, however, were the Fed’s other policy decisions, which included opening the discount window directly to broker dealers and investment banks and backstopping the unprecedented rescue of Bear Stearns.

The Fed’s response to the financial crisis helped to improve credit conditions and investor mood. After hitting a low point on March 17 (coinciding with the collapse of Bear Stearns), equity markets found a welcome respite in April, when the

S&P 500 Index of U.S. stocks posted positive monthly performance for the first time since October 2007. International markets, which outpaced those of the U.S. for much of 2007, saw a reversal in that trend, as effects of the credit crisis and downward pressures on growth were far-reaching.

In contrast to equity markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad “flight-

to–quality” theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.77% by April 30. Treasury issues relinquished some of their gains in April,

however, as investor appetite for risk returned and other high-quality fixed income sectors outperformed.

Problems within the monoline insurance industry and the failure of auctions for auction rate securities plagued the municipal bond market, driving yields higher and prices lower across the curve. However, in conjunction with the more recent shift in sentiment, the sector delivered strong performance in the final month of the reporting period.

Overall, the major benchmark indexes generated results that generally reflected heightened investor risk aversion:

Total Returns as of April 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	– 9.64%	– 4.68%

Small cap U.S. equities (Russell 2000 Index)	–12.92	–10.96

International equities (MSCI Europe, Australasia, Far East Index)	– 9.21	– 1.78

Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 4.08	+ 6.87

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 1.47	+ 2.79

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	– 0.73	– 0.80

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets,

and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary U.S. Mortgage Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Amid a severely challenging environment for mortgage securities, the
Portfolio generated a positive return, but lagged that of the benchmark
Lehman Brothers Mortgage-Backed Securities (MBS) Index for the
12-month period ended April 30, 2008.

What factors influenced performance?
•For most of the annual period, the subprime mortgage turmoil and ensu-
ing credit crisis caused significant underperformance in mortgage securi-
ties, regardless of their quality. Spreads widened (prices fell) across fixed income sectors as investors embarked on a flight to quality, pouring assets into Treasury issues. Accordingly, our focus on spread product —
particularly, MBS, commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues — was the primary detractor from the Portfolio’s relative performance.
•In contrast, a rally in these same spread sectors in mid-March, follow-
ing the rescue of Bear Stearns, benefited comparative results. Also on the positive side, the Portfolio’s bias toward a steeper yield curve enhanced results as short-term interest rates fell significantly and the curve steepened. Additionally, our relatively conservative (i.e., high quality) mortgage position, which included exposure to Ginnie Mae issues, proved advantageous.

Describe recent Portfolio activity.
•Over the period, we reduced the Portfolio’s holdings in higher-coupon mortgages (particularly those with coupons of 6.0% and 6.5%) on a sector rally late in the reporting period. We recommitted the proceeds primarily to MBS with coupons of 5.5% and select high-quality (AAA-
rated) CMBS issues.

•We generally maintained an underweight in the 15-year sector in favor of increasing the Portfolio’s allocation to longer dated 30-year issues. We believe there will be a decline in implied market volatility over the com-
ing months, which should benefit the 30-year issues. Additionally, due to a lack of refinancing available in the current market environment, 30-
year issues presently exhibit less prepayment risk.
•Finally, we continued to capitalize on distressed opportunities in non-
indexed issues, especially high-quality CMBS paper and collateralized mortgage obligations (CMOs). On a relative basis, CMBS remained attractive versus mortgage pass-through issues. Despite some spread tightening within the sector in March, we continue to find CMBS attrac-
tive at current levels, as fundamentals remain stable.

Describe Portfolio positioning at period-end.
•We remain cautious of the effects of the ongoing deceleration in the housing market and, thus, will continue to tactically trade mortgages and make additions when opportunities present themselves. We retain a bias toward pools with better convexity profiles, meaning the bonds are less likely to be prepaid in a falling interest rate environment, and toward high-quality agency and non-agency MBS, CMOs and AAA-rated CMBS.
•We maintained the Portfolio’s out-of-index exposure to high-quality, short-duration assets including CMBS, CMOs and ARMs. We continue to tactically trade both duration and yield curve positioning, and at April
30, 2008, the Portfolio was long duration versus the benchmark and maintained a bias toward a steepening yield curve, focused primarily in the five- to 10-year and the five- to 30-year segments of the curve.

Expense Example

		Actual			Hypothetical***

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2007	April 30, 2008	During the Period	November 1, 2007	April 30, 2008	During the Period*

U.S. Mortgage Portfolio
(excluding interest expense)	$1,000	$1,033.40	$0.00*	$1,000	$1,024.90	$0.00*
U.S. Mortgage Portfolio
(including interest expense)	$1,000	$1,033.40	$2.58**	$1,000	$1,022.36	$2.56**

* Expenses are equal to the Potfolio’s annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
** Expenses are equal to the Potfolio’s annualized expense ratio of 0.51% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
*** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

4 MANAGED ACCOUNT SERIES APRIL 30, 2008

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

* Assuming transaction costs, if any, and other operating expenses, including administration fees.
** Commencement of operations.
† U.S. Mortgage Portfolio invests primarily in mortgage-related securities.
† † This unmanaged Index includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal
National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended April 30, 2008

Average Annual Total Returns*

	Standardized	6-Month
	30-Day Yield	Total Returns	1 Year	Since Inception**

U.S. Mortgage Portfolio	6.03%	+3.34%	+5.63%	+4.83%
Lehman Brothers Mortgage-Backed Securities Index	—	+4.62	+7.39	+5.68

* See “About Fund Performance” on page 13. ** The Portfolio commenced operations on 7/29/05. Past performance is not indicative of future results.

Fund Profile as of April 30, 2008

Percent of
Long-Term
Portfolio Composition	Investments

U.S. Government Agency Mortgage-Backed Securities	73%
Non-U.S. Government Agency Mortgage-Backed Securities	24
U.S. Government Agency Mortgage-Backed Securities —
Collateralized Mortgage Obligations	2
Asset-Backed Securities	1

	Percent of
	Long-Term Investments

Credit Quality Allocations*	4/30/08	4/30/07

AAA/Aaa	99%	99%
Not Rated	1	1

* Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

MANAGED ACCOUNT SERIES APRIL 30, 2008 5

Fund Summary High Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Portfolio results lagged that of the benchmark Lehman Brothers U.S.
Corporate High Yield 2% Issuer Cap Index for the 12-month period.

What factors influenced performance?
•The past 12 months were very challenging, as the subprime mortgage crisis that began in mid-2007 sparked a wider liquidity crisis and con-
tagion to the economy. Spreads widened (prices fell) across all fixed income sectors as investors shunned riskier debt and diverted assets to the perceived safety of Treasury issues. This movement had a particularly negative effect on the high yield sector.
•With respect to Portfolio performance, an allocation to floating-rate bank loan securities was the primary detractor from comparative performance during the period, as these issues declined amid a supply/demand imbalance, forced hedge fund liquidations, and a drop in the London
Interbank Offered Rate (LIBOR). An underweight in BB-rated credits and an overweight in CCC-rated credits also detracted from Portfolio results, as BB-rated issues outperformed lower-rated securities.
•Conversely, the Portfolio’s cash allocation proved advantageous in a declining market. Security selection in the financials sector and an underweight relative to the benchmark in home construction also benefited performance.

Describe recent Portfolio activity.
•During the past year, we allocated a portion of the Portfolio to floating-
rate bank loan securities. While they have weakened over the period, we believe bank loans offer tremendous value and are somewhat less vulner-
able to the economic slowdown in comparison to many issuers of high yield securities.
•As we adopted a more defensive posture in the second half of the year, we moderately increased the Portfolio’s cash allocation, which allowed us to take advantage of quality credits that had depreciated with the market.
•Finally, we reduced the Portfolio’s small overweight in B-rated credits and ended the period with a small underweight.

Describe Portfolio positioning at period-end.
•At period-end, the Portfolio held a considerable underweight relative to the benchmark in BB-rated issues, a small underweight in B-rated securities, and a small overweight in CCC-rated issues. The Portfolio maintained overweight positions in the wireless telecommunications, metals and paper sectors, while it was underweight in home construction, health care and technology.
•More recently, better than expected company earnings and decent corpo-
rate fundamentals have revived the high yield sector. While some estimate that conditions may still worsen and default rates could accelerate later in the year, we believe the Portfolio is well positioned to mitigate these risks and perform competitively.

Expense Example

		Actual			Hypothetical**

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2007	April 30, 2008	During the Period*	November 1, 2007	April 30, 2008	During the Period*

High Income Portfolio	$1,000	$987.20	$0.00	$1,000	$1,024.90	$0.00

* Expenses are equal to the Portfolio’s annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

6 MANAGED ACCOUNT SERIES APRIL 30, 2008

High Income Portfolio

Total Return Based on a $10,000 Investment

* Assuming transaction costs, if any, and other operating expenses, including administration fees.
** Commencement of operations.
† High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-
backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
††This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended April 30, 2008

			Average Annual Total Returns*

	Standardized	6-Month
	30-Day Yield	Total Returns	1 Year	Since Inception**

High Income Portfolio	9.75%	–1.17%	–0.98%	+6.05%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	—	–0.73	–0.80	+5.09

* See “About Fund Performance” on page 13. ** The Portfolio commenced operations on 7/29/05. Past performance is not indicative of future results. Fund Profile as of April 30, 2008

Percent of
Five Largest Industries	Net Assets

Media	12%
Hotels, Restaurants & Leisure	6
Oil, Gas & Consumable Fuels	6
Metals & Mining	6
Diversified Telecommunication Services	6

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

	Percent of
	Long-Term Investments

Credit Quality Allocations*	4/30/08	4/30/07

A/A	1%	—
BBB/Baa	6	2%
BB/Ba	28	21
B/B	50	54
CCC/Caa	12	15
CC/Ca	1	—
Not Rated	1	1
Other**	1	7

* Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
** Includes portfolio holdings in common and preferred stocks.

MANAGED ACCOUNT SERIES APRIL 30, 2008 7

Fund Summary Global SmallCap Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Amid a negative global equity environment, the Portfolio generated a positive return and outperformed the MSCI World Index and the MSCI
World SmallCap Index for the annual period.

What factors influenced performance?
•Positive stock selection in the consumer discretionary, materials, finan-
cials and industrials sectors drove the Portfolio’s outperformance of the benchmark MSCI World SmallCap Index.
•In consumer discretionary, specialty retail Portfolio holdings,The GAME
Group Plc (U.K.) and Urban Outfitters, Inc. (U.S.), added significant value, while diversified exposure to both coal and gold mining compa-
nies, such as Macarthur Coal Ltd. (Australia) and Agnico-Eagle Mines
Ltd. (Canada), accounted for the strength in materials. In financials, an underweight in that challenged sector, together with positive stock selec-
tion (primarily among capital markets and real estate investment trust
(REIT) names), boosted relative results for the Portfolio. Finally, the industrials sector delivered strong performance for the period, as several of the Portfolio’s holdings were positively exposed to global infrastructure development. Companies benefiting from this trend included The Shaw
Group, Inc. (U.S.), Aecom Technology Corp. (U.S.), and Shenzhen
Expressway Co. Ltd. (China).
•Geographically, stock selection effects were strongest in the U.S., U.K.
Canada and Australia. The Portfolio’s investments in emerging markets
(specifically, Mexico, Brazil, South Korea and China) also enhanced comparative performance.

•At the sector level, there were no meaningful detractors from relative per-
formance during the annual period. On an absolute basis, the Portfolio’s investments in information technology declined significantly during the
12 months, limiting the Portfolio’s upside. Many sub-industries within technology performed poorly as investors viewed this sector as cyclical and particularly vulnerable to a recession.
•On a geographic basis, negative stock selection in Japan and Germany detracted from relative performance, but was countered by positive results elsewhere in the Portfolio.

Describe recent Portfolio activity.
•Overall sector positioning did not change dramatically during the period, as many sector weightings remain close to year-ago levels.
•We did, however, somewhat reduce the Portfolio’s industrials exposure through the sale of UAP Holding Corp., a U.S. distributor of agricultural products, which was acquired at a substantial premium. In addition, we modestly decreased the allocation to consumer discretionary, namely
U.S. restaurants and retailers. Offsetting these reductions was an increase in Portfolio investments in the energy sector, with a focus on the exploration & production, coal and energy services segments.
•Country allocations remained stable during the period, with the excep-
tion of a decrease in exposure to Japan.

Describe Portfolio positioning at period-end.
•At period-end, the Portfolio held overweight positions in the energy and consumer staples sectors, and was significantly underweight in financials and industrials. Geographically, the Portfolio remains diversified globally, with a notable overweight in emerging markets and an underweight in
Japan and the United States.

Expense Example

		Actual			Hypothetical**

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2007	April 30, 2008	During the Period*	November 1, 2007	April 30, 2008	During the Period*

Global SmallCap Portfolio	$1,000	$894.00	$0.00	$1,000	$1,024.90	$0.00

* Expenses are equal to the Portfolio’s annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

8 MANAGED ACCOUNT SERIES APRIL 30, 2008

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

* Assuming transaction costs, if any, and other operating expenses, including administration fees.
** Commencement of operations.
† Global SmallCap Portfolio invests primarily in a portfolio of equity securities of small cap issuers in various foreign countries and in the
United States.
† † This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
† † † This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

Performance Summary for the Period Ended April 30, 2008

		Average Annual Total Returns*

	6-Month
	Total Returns	1 Year	Since Inception**

Global SmallCap Portfolio	–10.60%	+ 2.85%	+13.13%
MSCI World Index	– 9.37	– 2.47	+10.67
MSCI Small Cap Index	–13.27	–11.27	+ 7.22

* See “About Fund Performance” on page 13. ** The Portfolio commenced operations on 8/02/05. Past performance is not indicative of future results. Fund Profile as of April 30, 2008

Percent of
Ten Largest Equity Holdings	Net Assets

Intertek Group Plc	1%
Swiss Life Holding.	1
MacArthur Coal Ltd	1
Afren Plc	1
LKQ Corp	1
Microsemi.	1
Vestas Wind Systems A/S	1
Hikma Pharmaceuticals Plc	1
Nordson Corp	1
Sybase, Inc	1

Percent of
Five Largest Industries	Net Assets

Oil, Gas & Consumable Fuels	9%
Metals & Mining	6
Insurance	5
Specialty Retail	4
Commercial Services & Supplies	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

MANAGED ACCOUNT SERIES APRIL 30, 2008 9

Fund Summary (concluded) Global SmallCap Portfolio

Fund Profile as of April 30, 2008 (concluded)

Percent of
Long-Term
Geographic Allocations	Investments

United States	40%
United Kingdom	10
Japan	6
Australia	5
Canada	5
France	3
Italy	3
Hong Kong	2
Germany	2
Norway	2
Denmark	2
Switzerland	2
Singapore	1
Israel	1
Ireland	1
India	1
China	1
Finland	1
Indonesia	1
Brazil	1
Sweden	1
Philippines	1
Mexico	1
Bermuda	1
Spain	1
Greece	1
Thailand	1
South Korea	1
Netherlands	1
Malaysia	1

10 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Fund Summary Mid Cap Value Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?
•Amid a broadly challenging environment for equities, the Portfolio lagged the benchmark S&P MidCap 400 Index for the annual period.

What factors influenced performance?
•Performance was hindered by stock selection, primarily in the health care
& consumer discretionary sectors, while favorable sector positioning partially offset the effects.
•In health care, an underweight among healthcare providers benefited results, but gains were overshadowed by holdings in pharmaceuticals and biotechnology. King Pharmaceuticals, Inc., Medicis Pharmaceuticals
Corp., Class A and Affymetrix, Inc. were the largest individual detractors.
•In a difficult market for consumer-related issues, the Portfolio’s under-
weight to the consumer discretionary sector benefited relative returns, though specific stock selection outweighed the positive effects. Harte-
Hanks, Inc., Jones Apparel Group, Inc. and Newell Rubbermaid, Inc. were the weakest individual positions.
•In the industrials sector, stock selection in distributors, commercial services and electrical equipment stocks detracted from results, as did an underweight in the machinery sub-sector.
•On the positive side, holdings in information technology (IT) benefited
Portfolio results for the period. VMware, Inc. and BEA Systems, Inc. were the strongest holdings in the software sub-sector. In IT services, Global
Payments, Inc. and CheckFree Corp. led returns higher, while Broadcom
Corp. and Microchip Technology, Inc. were leaders in the semiconductor
& semiconductor equipment industries.
•Stock selection in the utilities sector also enhanced performance.The strongest contribution came from an overweight and favorable stock selection in multi-utilities, where Puget Energy, Inc. was a key contributor.
In consumer staples, Alberto-Culver Co. was a strong performer. Finally,

an underweight in telecommunication services benefited results, as telecommunication services stocks in the benchmark declined more than 28% during the period.

Describe recent Portfolio activity.
•During the 12-month period, we increased investment in the financial services, consumer discretionary and IT sectors.
•We established positions in real estate investment trusts DuPont Fabros
Technology, Inc. and Brandywine Realty Trust, and increased exposure to insurance and capital markets names. In consumer discretionary, we increased exposure to household durables, apparel manufacturers, and multi-line retailers, initiating positions in Saks, Inc. and Dollar Tree, Inc.
In IT, we added to electronic equipment suppliers with new positions in
Ingram Micro, Inc. and Anixter International, Inc., and increased exposure to software and semiconductor-related names.
•We reduced exposure to telecommunication services with the sale of
Canadian telecom company BCE, Inc.

Describe Portfolio positioning at period-end.
•Relative to the S&P 400 Index, the Portfolio ended the period overweight in the IT sector, with an emphasis on internet services, electronic equip-
ment and software stocks. The Portfolio also maintained overweights in financial services, mainly insurance, capital markets and thrift &
mortgage finance companies, and in the energy sector, primarily explo-
ration & production stocks.
•The Portfolio was underweight in healthcare stocks, particularly health care equipment & supplies, healthcare providers and life science tools &
services. We also moved to an underweight in the industrials sector, trimming machinery manufacturers, and we reduced Portfolio exposure to chemicals stocks in the materials sector.

Expense Example

		Actual			Hypothetical**

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2007	April 30, 2008	During the Period*	November 1, 2007	April 30, 2008	During the Period*

Mid Cap Value Opportunities Portfolio	$1,000	$908.00	$0.00	$1,000	$1,024.90	$0.00

* Expenses are equal to the Portfolio’s annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES APRIL 30, 2008 11

Fund Summary (continued) Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

* Assuming transaction costs, if any, and other operating expenses, including administration fees.
** Commencement of operations.
† Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value.
††This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Performance Summary for the Period Ended April 30, 2008

		Average Annual Total Returns*

	6-Month
	Total Returns	1 Year	Since Inception**

Mid Cap Value Opportunities Portfolio	–9.20%	–6.54%	+7.50%
S&P MidCap 400 Index	–6.95	–2.76	+6.76

* See “About Fund Performance” on page 13. ** The Portfolio commenced operations on 8/02/05. Past performance is not indicative of future results.

12 MANAGED ACCOUNT SERIES APRIL 30, 2008

Fund Summary (concluded) Mid Cap Value Opportunities Portfolio

Fund Profile as of April 30, 2008

Percent of
Ten Largest Equity Holdings	Net Assets

OGE Energy Corp.	3%
Plains Exploration & Production Co.	3
TIBCO Software, Inc.	2
Cabot Oil & Gas Corp. Class A	2
HCC Insurance Holdings, Inc.	2
Wisconsin Energy Corp.	2
Alliant Energy Corp.	2
CNET Networks, Inc.	2
People's United Financial, Inc.	2
Newfield Exploration Co.	2

Percent of
Five Largest Industries	Net Assets

Oil, Gas & Consumable Fuels	8%
Multi-Utilities	8
Real Estate Investment Trusts (REITs)	6
Insurance	6
Software	5

Percent of
Long-Term
Sector Representation	Investments

Financials	20%
Information Technology	18
Industrials	13
Consumer Discretionary	12
Energy	12
Utilities	8
Health Care	7
Materials & Processing	5
Consumer Staples	2
Other*	3

* Includes portfolio holdings in certain exchange-traded funds.
For Portfolio compliance purposes, the Portfolio’s sector and industry classifica-
tions refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

About Fund Performance Managed Account Series

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of beneficial interest. Figures shown in the performance tables on pages 5 – 12 assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a)
expenses related to transactions, including sales charges and redemp-
tion fees; and (b) operating expenses including advisory fees, distribu-
tion fees including 12b-1 fees, and other Portfolio expenses. The expense example on pages 5 – 11 (which is based on a hypothetical investment of $1,000 invested on November 1, 2007 and held through April 30,
2008) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MANAGED ACCOUNT SERIES APRIL 30, 2008 13

Schedule of Investments April 30, 2008 U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

U.S. Government Agency	Par
Mortgage-Backed Securities	(000)	Value

Fannie Mae Guaranteed Pass-Through Certificates:
4.50%, 5/15/38 (a)	$ 3,000	$ 2,855,625
5.00%, 5/15/23 — 5/15/38 (a)(b)	35,108	34,553,746
5.50%, 11/01/33 — 5/15/38 (a)(b)	39,471	39,766,760
6.00%, 5/01/37 — 5/15/38 (a)(b)	37,030	37,869,168
6.50%, 8/01/37 — 5/15/38 (a)	18,326	18,968,099
Freddie Mac Mortgage Participation Certificates:
5.00%, 5/15/38 (a)	5,000	4,912,500
5.50%, 5/01/37 — 11/01/37	2,952	2,974,056
6.00%, 10/01/36 — 5/15/38 (a)	5,900	6,038,635
6.50%, 5/15/38 (a)	2,000	2,071,250
Ginnie Mae MBS Certificates:
5.00%, 5/15/35 — 6/15/38 (a)	4,862	4,813,451
5.50%, 5/01/37 — 11/01/37(a)	7,400	7,473,376
6.00%, 11/15/34 — 5/21/38 (a)	8,671	8,891,129
6.50%, 1/15/32 — 6/15/38 (a)	2,601	2,701,594

Total U.S. Government Agency Mortgage-Backed
Securities — 122.2%		173,889,389

U.S. Government Agency Mortgage-Backed
Securities — Collateralized Mortgage Obligations

Fannie Mae Trust Series:
370 Class 2, 6%, 5/25/36 (c)	1,083	246,554
2006-125 Class SM, 2.335%, 1/25/37 (c)	2,808	245,945
2007-108 Class FN, 9.149%, 11/25/37	92	100,282
2007-116 Class DI, 0.703%, 1/25/38 (c)	4,930	339,037
2008-13 Class SB, 2.24%, 3/25/38 (c)	2,316	159,037
Freddie Mac Multiclass Certificates Series:
2411 Class FJ, 2.914%, 12/15/29 (d)	38	36,836
2971 Class GD, 5%, 5/15/20	950	952,861
3242 Class NC, 5.75%, 12/15/28	1,219	1,246,117
3288 Class SJ, 1.103%, 3/15/37 (c)	1,772	107,805
3397 Class SQ, 0.72%, 12/15/37 (c)	2,956	237,343

Total U.S. Government Agency Mortgage-Backed
Securities — Collateralized Mortgage
Obligations — 2.6%		3,671,817

Asset-Backed Securities

Citibank Credit Card Master Trust I Series 1997-4
Class B, 3.28%, 3/10/11 (d)	75	73,355
Countrywide Asset Backed Certificates Series
2004-6 Class 2A4, 5.77%, 11/25/34 (d)	164	145,003
Discover Card Master Trust I Series 2003-4
Class A1, 2.624%, 5/15/11 (d)	325	323,196
Irwin Home Equity Corp. Series 2005-C Class 1A1,
3.155%, 4/25/30 (d)	85	76,888
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-1 Class A2A, 3.015%, 4/25/37 (d)(e)	737	696,904
Residential Asset Securities Corp. Series 2004-KS7
Class A2B2, 3.165%, 5/25/33 (d)	5	4,912

Total Asset-Backed Securities — 0.9%		1,320,258

Non-U.S. Government Agency	Par
Mortgage-Backed Securities	(000)	Value

Collateralized Mortgage Obligations — 36.3%
Banc of America Funding Corp. Series 2006-B
Class 5A1, 5.813%, 3/20/36 (d)	$ 1,292	$ 1,137,326
Banc of America Mortgage Securities Inc. (d):
Series 2003-3 Class 2A1, 3.445%, 5/25/18	231	224,781
Series 2003-10 Class 1A6,
3.345%, 1/25/34	344	329,419
CS First Boston Mortgage Securities Corp.:
Series 2004-1 Class 4A1, 5%, 2/25/19	631	590,757
Series 2004-6 Class 5A1, 4.50%, 9/25/19	541	527,528
Series 2004-7 Class 6A1, 5.25%, 10/25/19	528	504,860
Chase Mortgage Finance Corp. Series 2003-S9
Class A1, 5%, 10/25/18	1,096	1,059,808
Citimortgage Alternative Loan Trust Series 2007-A3
Class 1A7, 5.75%, 3/25/37	965	867,889
Countrywide Alternative Loan Trust:
Series 2004-12CB Class 1A1, 5%, 7/25/19	595	574,127
Series 2004-24CB Class 2A1, 5%, 11/25/19	623	574,536
Series 2005-3CB Class 1A4, 5.25%, 3/25/35	264	232,114
Series 2005-21B Class A17, 6%, 6/25/35	940	866,679
Series 2005-21CB Class A3, 5.25%, 6/25/35	790	678,236
Series 2005-23CB Class A15, 5.50%, 7/25/35	1,130	1,022,546
Series 2005-28CB Class 1A5, 5.50%, 8/25/35	1,503	1,458,145
Series 2005-57CB Class 3A3,
5.50%, 12/25/35	493	453,637
Series 2005-86 Class A8, 5.50%, 2/25/36	1,054	942,663
Series 2005-J11 Class 2A1, 6%, 10/25/35	599	521,930
Series 2006-0A21 Class A1,
2.99%, 3/20/47 (d)	698	543,340
Series 2006-19CB Class A15, 6%, 8/25/36	1,444	1,397,010
Series 2006-27CB Class A4, 6%, 11/25/36	245	223,882
Series 2006-32CB Class A10, 6%, 11/25/36	987	939,917
Series 2006-41CB Class 1A3, 6%, 1/25/37	859	789,809
Series 2006-41CB Class 2A17, 6%, 1/25/37	1,122	1,077,311
Series 2006-43CB Class 1A7, 6%, 2/25/37	495	501,763
Series 2007-16C Class 4A7, 6%, 8/25/37	1,469	1,395,619
Series 2007-2CB Class 1A15,
5.75%, 3/25/37	1,010	949,400
Series 2007-16CB Class 1A7, 6%, 8/25/37	1,070	963,000
Series 2008-2R Class 2A1, 6%, 8/25/37	877	832,591
Series 2008-2R Class 3A1, 6%, 8/25/37	1,110	1,046,607
Series 2008-2R Class 4A1, 6.25%, 8/25/37	1,926	1,824,738
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2003-J15 Class 1A1, 4.50%, 12/25/18	499	480,961
Series 2004-HYB1 Class 2A,
4.22%, 5/20/34 (d)	831	840,374
Series 2004-J1 Class 1A1, 4.50%, 1/25/19	365	352,526
Series 2004-J2 Class A2, 3.395%, 3/25/34 (d)	737	710,532
Series 2006-20 Class 1A33, 6%, 2/25/37	1,704	1,695,649
Deutsche Alt-A Securities, Inc. Series 2006-0A1
Class A1, 3.095%, 2/25/47 (d)	524	408,781

See Notes to Financial Statements.

14 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (continued) U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Non-U.S. Government Agency	Par
Mortgage-Backed Securities	(000)	Value

Collateralized Mortgage Obligations (concluded)
First Horizon Alternative Mortgage Securities Series
2005-FA1 Class 1A4, 5.50%, 3/25/35	$ 407	$ 366,907
First Horizon Asset Securities, Inc. Series 2003-4
Class 2A2, 3.345%, 6/25/18 (d)	248	240,512
GSR Mortgage Loan Trust:
Series 2006-0A1 Class 2A1,
3.085%, 8/25/46 (d)	664	566,675
Series 2007-3F Class 1A2, 5%, 5/25/37	540	502,719
JPMorgan Mortgage Trust Series 2004-S2
Class 5A1, 5.50%, 12/25/19	556	520,794
MASTR Alternative Loans Trust Series 2004-10
Class 3A1, 5%, 9/25/19	1,938	1,809,691
MASTR Asset Securitization Trust Series 2003-5
Class 2A1, 5%, 6/25/18	741	727,590
Merrill Lynch Mortgage Investors, Inc. Series
2006-A3 Class 3A1, 5.825%, 5/25/36 (d)(e)	1,227	1,018,830
PHHMC Mortgage Pass Through Certificates Series
2005-5 Class A1, 5.324%, 8/18/35	672	614,193
Residential Accredit Loans, Inc.:
Series 2002-QS18 Class A1, 5.50%, 12/25/17	1,142	1,128,795
Series 2003-QS18 Class A1, 5%, 9/25/18	1,268	1,211,698
Series 2005-QS13 Class 1A5, 5.50%, 9/25/35	797	751,273
Series 2007-Q02 Class A1,
3.045%, 2/25/47 (d)	834	583,010
Residential Funding Mortgage Securities I:
Series 2007-S2 Class A3, 6%, 2/25/37	1,860	1,869,286
Series 2007-S6 Class 2A12, 6%, 6/25/37	2,359	2,283,613
Wells Fargo Alternative Loan Trust Series 2007-PA2
Class 1A1, 6%, 6/25/37	3,996	3,516,527
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-7 Class A1, 4.50%, 8/25/18	703	677,935
Series 2004-2 Class A1, 5%, 1/25/19	803	788,976
Series 2005-6 Class A1, 5.25%, 8/25/35	1,275	1,194,712
Series 2006-6 Class 1A12, 5.75%, 5/25/36	1,095	1,032,076
Series 2007-8 Class 2A2, 6%, 7/25/37	710	644,377

		51,590,980

Commercial Mortgage-Backed Securities — 4.8%
Bear Stearns Commercial Mortgage Securities
Series 2007-PW18 Class A4, 5.70%, 10/11/17	1,000	984,182
GS Mortgage Securities Corp. II Series 2007-GG10
Class A4, 5.993%, 8/10/45 (d)	2,480	2,476,138
Greenwich Capital Commercial Funding Corp. Series
2007-GG9 Class A4, 5.444%, 3/10/39	680	661,291
LB-UBS Commercial Mortgage Trust:
Series 2007-C2 Class A3, 5.43%, 2/15/40	690	669,711
Series 2007-C7 Class A3, 5.866%, 9/15/45 (d)	2,100	2,059,680

		6,851,002

Total Non-U.S. Government Agency Mortgage-Backed
Securities — 41.1%		58,441,982

Total Long-Term Investments
(Cost — $237,870,225) — 166.8%		237,323,446

	Par
Short-Term Securities	(000)	Value

Government Agency Note — 0.6%
Federal Home Loan Bank, 2.07%, 5/14/08 (f)	$ 893	$ 892,332

Total Short-Term Securities (Cost — $892,332) — 0.6%		892,332

	Number of
Options Purchased	Contracts†

Call Options Purchased
Receive a fixed rate of 5.335% and pay a floating
rate based on 3-month LIBOR, expiring November
2009, Broker Citibank NA (g)	13	887,119

Put Options Purchased
Pay a fixed rate of 5.335% and receive a floating rate
based on 3-month LIBOR, expiring November 2009,
Broker Citibank NA (g)	13	314,794

Total Options Purchased (Cost — $924,000) — 0.9%		1,201,913

Total Investments Before TBA Sale Commitments
and Options Written (Cost — $239,686,557*) — 168.3%		239,417,691

	Par
TBA Sale Commitments	(000)

Fannie Mae Guaranteed Pass-Through Certificates:
5.00%, 5/15/23 – 5/15/38	$(11,500)	(11,306,639)
5.50%, 11/01/33 – 5/15/38	(16,600)	(16,706,821)
6.00%, 5/01/37 – 5/15/38	(37,000)	(37,849,372)
6.50%, 8/01/37 – 5/15/38	(8,500)	(8,799,591)
Freddie Mac Mortgage Participation Certificates:
5.50%, 5/01/37 – 11/01/37	(2,900)	(2,921,376)
6.00%, 10/01/36 — 5/15/38	(5,800)	(5,938,406)
Ginnie Mae MBS Certificate:
6.00%, 11/15/34 – 5/21/38	(6,600)	(6,790,773)

Total TBA Sale Commitments
(Proceeds — $90,251,732) — (63.5%)		(90,312,978)

	Number of
Options Written	Contracts†

Call Options Written
Pay a fixed rate of 5.025% and receive a
floating rate based on 3-month USD LIBOR,
expiring November 2010, Broker Union Bank of
Switzerland, A.G. (g)	10	(515,310)

Put Options Written
Receive a fixed rate of 5.025% and pay a
floating rate based on 3-month USD LIBOR,
expiring November 2010, Broker Union Bank of
Switzerland, A.G. (g)	10	(467,470)

Total Options Written
(Premiums Received — $955,000) — (0.7%)		(982,780)

Total Investments Net of TBA Sale Commitments and
Options Written — 104.1%		148,121,933
Liabilities in Excess of Other Assets — (4.1%)		(5,808,605)

Net Assets — 100.0%		$142,313,328

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

15

Schedule of Investments (continued) U.S. Mortgage Portfolio

* The cost and unrealized appreciation (depreciation) of investments, as of April 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 239,903,820

Gross unrealized appreciation	$ 2,155,770
Gross unrealized depreciation	(2,641,899)

Net unrealized depreciation	$ (486,129)

† One contract represents a notional amount of $1,000,000.
(a) Represents or includes a “to-be-announced” transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(b) All or a portion of security, have been pledged as collateral for reverse repurchase agreements.
(c) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.
(d) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

	Purchase	Sale	Realized	Interest
Affiliate	Cost	Cost	Gain	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$10,682,516*	—	$113,467
Merrill Lynch First Franklin Mortgage
Loan Trust Series 2007-1
Class A2A, 3.015%, 4/25/37	$ 788,552	$ 102,710	$7,731	$ 14,186
Merril Lynch Mortgage Investors, Inc.
Series 2006-A3 Class 3A1,
5.825%, 5/25/36	$1,382,588	$ 157,965	$ 303	$ 63,226

* Net Sales Cost.

(f) All or a portion of security, has been pledged as collateral in connection with open financial futures contracts.
(g) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.
•Financial futures contracts purchased as of April 30,2008 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Appreciation

36	2-Year U.S. Treasury Bond	June 2008	$ 7,645,966	$ 10,784
343	5-Year U.S. Treasury Bond	June 2008	$38,227,544	$ 183,097
55	EuroDollar Futures	June 2009	$13,313,880	$ 245

Total Unrealized Appreciation				$ 194,126

•Financial futures contracts sold as of April 30,2008 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Appreciation

267	10-Year U.S. Treasury Bond	June 2008	$31,129,719	$ 207,781
24	30-Day Fed Fund	September 2008	$ 9,806,848	$ 7,564
31	30-Day Fed Fund	August 2008	$12,666,523	$ 7,177

Total Unrealized Appreciation				$ 222,522

•Reverse repurchase agreements outstanding as of April 30,2008 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Lehman Brothers, Inc.	2.40%	4/15/08	5/13/08	$ 1,019,900	$ 1,018,000
Lehman Brothers, Inc.	2.40%	4/11/08	5/14/08	$20,444,808	$ 20,404,000
Lehman Brothers, Inc.	2.40%	4/16/08	5/13/08	$ 529,952	$ 529,000

Total				$21,994,660	$ 21,951,000

See Notes to Financial Statements.

16 MANAGED ACCOUNT SERIES APRIL 30, 2008

Schedule of Investments (concluded) U.S. Mortgage Portfolio

• Swaps outstanding as of April 30, 2008 were as follows:

	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)

Receive (Pay) a variable return based on the
change in the since inception return of the
Lehman Brothers CMBS Aaa 8.5+ Index and
pay a fixed rate of 1.94%
Broker, Lehman Brothers Special Finance
Expires July 2008	$ 4,940	—
Receive a fixed rate of 2.805% and pay a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase
Expires February 2010	5,700	$ (25,429)
Receive a fixed rate of 2.63% and pay a
floating rate based on 3-month USD LIBOR
Broker, Citibank NA
Expires March 2010	25,600	(201,361)
Pay a fixed rate of 2.705% and receive a
floating rate based on 3-month USD LIBOR
Broker, Citibank NA
Expires April 2010	17,700	128,409
Pay a fixed rate of 2.7375% and receive a
floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services Inc.
Expires April 2010	17,700	117,499
Receive a fixed rate of 5.1975% and pay a
floathing rate based on 3-month LIBOR
Broker, Citibank NA
Expires May 2011	16,200	835,598
Receive a fixed rate of 4.9765% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires August 2012	2,500	128,333
Receive a fixed rate of 4.6975% and pay a
floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires October 2012	4,000	161,735
Pay a fixed rate of 4.499% and receive a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires November 2012	9,000	(289,639)
Pay a fixed rate of 3.8775% and receive a
floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires February 2013	11,000	(50,170)
Receive a fixed rate of 3.477% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires March 2013	7,100	(93,039)

	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)

Receive a fixed rate of 3.4275% and pay a
floating rate based on 3-month USD LIBOR
Broker, Citibank NA
Expires April 2013	$ 15,900	$ (249,858)
Pay a fixed rate of 3.46% and receive a
floating rate based on 3-month USD LIBOR
Broker, Citibank NA
Expires April 2013	16,000	233,648
Receive a fixed rate of 3.4325% and pay a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase
Expires April 2013	16,000	(250,935)
Pay a fixed rate of 3.4075% and receive a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase
Expires April 2013	16,000	271,586
Receive a fixed rate of 3.481% and pay a
floating rate based on 3-month USD LIBOR
Broker, Credit Suisse
Expires April 2013	15,900	(212,293)
Receive a fixed rate of 4.888% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires November 2017	500	21,521
Pay a fixed rate of 4.879% and receive a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires November 2017	1,000	(42,457)
Pay a fixed rate of 4.897% and receive a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires November 2017	1,000	(43,754)
Pay a fixed rate of 4.27% and receive a
floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires April 2018	4,400	34,361

Total		$ 473,755

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

17

Schedule of Investments April 30, 2008 High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Aerospace & Defense — 1.1%
DRS Technologies, Inc., 6.625%, 2/01/16	USD	250	$ 247,500
Hexcel Corp., 6.75%, 2/01/15		200	198,750
L-3 Communications Corp., 5.875%, 1/15/15		580	562,600
TransDigm, Inc., 7.75%, 7/15/14		180	184,050

			1,192,900

Auto Components — 2.7%
Allison Transmission (a):
11%, 11/01/15		290	284,925
11.25%, 11/01/15 (b)		680	601,328
ArvinMeritor, Inc., 8.125%, 9/15/15		225	201,375
The Goodyear Tire & Rubber Co.:
8.663%, 12/01/09 (c)		315	315,394
7.857%, 8/15/11		105	109,463
8.625%, 12/01/11		1,014	1,090,050
4%, 6/15/34 (d)		80	179,900
Lear Corp., 8.75%, 12/01/16		235	220,900
Metaldyne Corp., 10%, 11/01/13		130	83,525

			3,086,860

Automobiles — 0.6%
Ford Capital BV, 9.50%, 6/01/10		455	431,112
Ford Motor Co., 8.90%, 1/15/32		340	255,850

			686,962

Building Products — 0.8%
Momentive Performance Materials, Inc.,
11.50%, 12/01/16		1,010	886,275

Chemicals — 1.8%
American Pacific Corp., 9%, 2/01/15		180	177,300
CII Carbon LLC, 11.125%, 11/15/15 (a)		250	240,000
Hexion U.S. Finance Corp.:
7.565%, 11/15/14 (d)		100	93,750
9.75%, 11/15/14		235	255,269
Innophos, Inc., 8.875%, 8/15/14		135	134,325
MacDermid, Inc., 9.50%, 4/15/17 (a)		350	334,250
Rockwood Specialties Group, Inc.,
7.625%, 11/15/14	EUR	375	556,267
Terra Capital, Inc. Series B, 7%, 2/01/17	USD	235	233,825

			2,024,986

Commercial Services & Supplies — 4.2%
Allied Waste North America, Inc.:
6.50%, 11/15/10		590	595,162
6.375%, 4/15/11		620	623,100
Aramark Corp., 8.50%, 2/01/15		540	562,950
Corrections Corp. of America:
7.50%, 5/01/11		330	334,950
6.75%, 1/31/14		625	631,250
DI Finance Series B, 9.50%, 2/15/13		331	341,344
FTI Consulting, Inc., 7.75%, 10/01/16		75	78,000
Mobile Services Group, Inc., 9.75%, 8/01/14		300	288,000
PNA Intermediate Holding Corp.,
10.065%, 2/15/13 (b)(d)		140	115,521
Sally Holdings LLC, 10.50%, 11/15/16		158	157,210

		Par
Corporate Bonds		(000)	Value

Commercial Services & Supplies (concluded)
US Investigations Services, Inc.,
10.50%, 11/01/15 (a)	USD	200	$ 177,000
West Corp.:
9.50%, 10/15/14		250	238,750
11%, 10/15/16		695	617,681

			4,760,918

Communications Equipment — 1.0%
Dycom Industries, Inc., 8.125%, 10/15/15		375	360,000
Nortel Networks Ltd., 6.963%, 7/15/11 (d)		800	754,000

			1,114,000

Construction Materials — 0.4%
Caue Finance Ltd., 8.875%, 8/01/15 (a)		375	409,687
Texas Industries, Inc., 7.25%, 7/15/13		40	39,600

			449,287

Containers & Packaging — 1.7%
Berry Plastics Holding Corp.:
6.675%, 9/15/14 (d)		275	233,750
8.875%, 9/15/14		195	182,325
Graphic Packaging International Corp.,
9.50%, 8/15/13		440	437,800
Impress Holdings BV, 5.838%, 9/15/13 (a)(d)		200	167,250
Packaging Dynamics Finance Corp.,
10%, 5/01/16 (a)		200	150,000
Pregis Corp., 12.375%, 10/15/13		260	252,200
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17		560	473,200

			1,896,525

Distributors — 0.7%
American Tire Distributors, Inc.,
8.948%, 4/01/12 (d)		605	547,525
Buhrmann US, Inc., 8.25%, 7/01/14		275	263,656

			811,181

Diversified Financial Services — 3.8%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16 (a)		210	207,564
Ford Motor Credit Co. LLC:
5.80%, 1/12/09		270	264,008
4.283%, 1/15/10 (d)		400	361,704
5.70%, 1/15/10		80	74,875
5.46%, 1/13/12 (d)		195	163,976
7.80%, 6/01/12		220	196,727
8%, 12/15/16		500	437,599
GMAC LLC:
6%, 12/15/11		65	51,510
6.75%, 12/01/14		1,055	806,159
8%, 11/01/31		660	499,345
Leucadia National Corp.:
8.125%, 9/15/15		975	994,500
7.125%, 3/15/17		180	171,900
Southern Star Central Corp.,
6.75%, 3/01/16 (a)		115	106,088

			4,335,955

See Notes to Financial Statements.

18 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (continued) High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Diversified Telecommunication Services — 5.9%
Cincinnati Bell, Inc., 7.25%, 7/15/13	USD	1,540	$ 1,547,700
Citizens Communications Co.:
6.25%, 1/15/13		375	355,312
7.875%, 1/15/27		195	173,062
Qwest Communications International, Inc.:
6.565%, 2/15/09 (d)		100	100,000
7.50%, 2/15/14		1,310	1,287,075
Qwest Corp.,7.50%, 10/01/14		625	628,125
U.S. West Communications, 7.50%, 6/15/23		450	411,750
Wind Acquisition Finance SA,
10.75%, 12/01/15 (a)		1,000	1,077,500
Windstream Corp.:
8.125%, 8/01/13		500	517,500
8.625%, 8/01/16		550	576,125

			6,674,149

Electric Utilities — 1.2%
Edison Mission Energy:
7.75%, 6/15/16		325	340,437
7%, 5/15/17		80	80,800
7.20%, 5/15/19		315	317,362
Ipalco Enterprises, Inc.:
8.625%, 11/14/11		150	161,625
7.25%, 4/01/16 (a)		150	155,625
NSG Holdings LLC, 7.75%, 12/15/25 (a)		230	224,250
Tenaska Alabama Partners LP, 7%, 6/30/21 (a)		137	127,452

			1,407,551

Electrical Equipment — 0.4%
Superior Essex Communications LLC,
9%, 4/15/12		495	488,813

Electronic Equipment & Instruments — 1.0%
NXP BV:
5.463%, 10/15/13 (d)		240	220,800
8.625%, 10/15/15	EUR	60	79,868
Sanmina-SCI Corp.:
6.75%, 3/01/13	USD	50	45,250
8.125%, 3/01/16		805	740,600

			1,086,518

Energy Equipment & Services — 1.1%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		60	61,950
7.75%, 5/15/17		390	402,675
North American Energy Partners, Inc.,
8.75%, 12/01/11		180	180,900
SemGroup LP, 8.75%, 11/15/15 (a)		605	573,238

			1,218,763

Food & Staples Retailing — 0.6%
AmeriQual Group LLC, 9%, 4/01/12 (a)		125	77,500
Rite Aid Corp., 7.50%, 3/01/17		635	588,963

			666,463

		Par
Corporate Bonds		(000)	Value

Food Products — 0.2%
Smithfield Foods, Inc., 7.75%, 7/01/17	USD	240	$ 238,200

Gas Utilities — 0.2%
Transcontinental Gas Pipe Line Corp. Series B,
8.875%, 7/15/12		155	170,888

Health Care Equipment & Supplies — 1.5%
Catalent Pharma Solutions, Inc.,
9.50%, 4/15/15 (b)		195	169,650
Hologic, Inc., 2%, 12/15/37 (c)		350	345,188
ReAble Therapeutics Finance LLC,
10.875%, 11/15/14 (a)		1,200	1,206,000

			1,720,838

Health Care Providers & Services — 2.5%
Accellent, Inc., 10.50%, 12/01/13		435	371,925
Community Health Systems, Inc.,
Series WI, 8.875%, 7/15/15 (h)		150	156,000
Omnicare, Inc. Series OCR,
3.25%, 12/15/35 (c)		220	152,075
Tenet Healthcare Corp., 6.50%, 6/01/12		1,405	1,303,138
US Oncology, Inc.:
9%, 8/15/12		360	365,400
10.75%, 8/15/14		200	202,000
United Surgical Partners International, Inc.,
8.875%, 5/01/17		200	200,000
Universal Hospital Services, Inc.:
8.288%, 6/01/15 (d)		60	56,700
8.50%, 6/01/15 (b)		60	59,199

			2,866,437

Hotels, Restaurants & Leisure — 5.8%
American Real Estate Partners LP,
7.125%, 2/15/13		1,260	1,174,950
Boyd Gaming Corp., 7.125%, 2/01/16		325	262,437
CCM Merger, Inc., 8%, 8/01/13 (a)		175	150,500
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)		130	93,275
Galaxy Entertainment Finance Co. Ltd. (a):
9.829%, 12/15/10 (d)		150	149,250
9.875%, 12/15/12		250	252,500
Gaylord Entertainment Co., 8%, 11/15/13		50	47,375
Great Canadian Gaming Corp.,
7.25%, 2/15/15 (a)		140	134,400
Greektown Holdings, LLC,
10.75%, 12/01/13 (a)		235	216,200
Harrah’s Operating Co., Inc. (a):
10.75%, 2/01/16		415	356,900
10.75%, 2/01/18 (b)		1,200	919,098
Landry’s Restaurants, Inc., 9.50%, 12/15/14		285	276,806
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)		390	375,375
Mashantucket Western Pequot Tribe Series A,
8.50%, 11/15/15 (a)		20	18,175
Mohegan Tribal Gaming Authority,
6.125%, 2/15/13		175	160,562
Pinnacle Entertainment, Inc.,
7.50%, 6/15/15 (a)		250	206,875

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

19

Schedule of Investments (continued) High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Hotels, Restaurants & Leisure (concluded)
Seneca Gaming Corp., 7.25%, 5/01/12	USD	110	$ 106,288
Shingle Springs Tribal Gaming Authority,
9.375%, 6/15/15 (a)		35	30,975
Snoqualmie Entertainment Authority,
6.936%, 2/01/14 (a)(d)		65	51,025
Station Casinos, Inc.:
7.75%, 8/15/16		250	208,125
6.625%, 3/15/18		33	19,800
Travelport LLC, 7.701%, 9/01/14 (d)		80	69,200
Tropicana Entertainment LLC Series WI,
9.625%, 12/15/14 (f)(g)		75	36,938
Universal City Florida Holding Co. I,
7.623%, 5/01/10 (d)		40	39,550
Virgin River Casino Corp., 9%, 1/15/12		485	358,900
Waterford Gaming LLC,
8.625%, 9/15/14 (a)		277	267,305
Wynn Las Vegas LLC, 6.625%, 12/01/14		575	560,625

			6,543,409

Household Durables — 1.0%
American Greetings Corp.,
7.375%, 6/01/16		200	202,000
Ashton Woods USA LLC,
9.50%, 10/01/15		545	299,750
Jarden Corp., 7.50%, 5/01/17		335	308,200
Stanley-Martin Communities LLC,
9.75%, 8/15/15		700	343,000

			1,152,950

IT Services — 0.6%
First Data Corp., 9.875%, 9/24/15 (a)		340	309,400
SunGard Data Systems, Inc.,
9.125%, 8/15/13		380	397,100

			706,500

Independent Power Producers & Energy Traders — 4.2%
The AES Corp., 8%, 10/15/17		955	995,587
Dynegy Holdings, Inc.:
8.375%, 5/01/16		180	187,650
7.75%, 6/01/19		725	721,375
Energy Future Holding Corp.,
11.25%, 11/01/17 (a)(b)		400	396,500
NRG Energy, Inc.:
7.25%, 2/01/14		90	92,475
7.375%, 2/01/16		1,095	1,127,850
Texas Competitive Electric Holdings
Co. LLC (a):
10.25%, 11/01/15		110	114,675
10.50%, 11/01/16 (b)		1,165	1,151,224

			4,787,336

Insurance — 0.1%
USI Holdings Corp.,
6.94%, 11/15/14 (a)(d)		100	79,000

		Par
Corporate Bonds		(000)	Value

Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories, Inc.,
7.50%, 8/15/13	USD	250	$ 250,625

Machinery — 1.9%
Accuride Corp., 8.50%, 2/01/15		285	253,650
Ahern Rentals, Inc., 9.25%, 8/15/13		375	315,000
American Railcar Industries, Inc.,
7.50%, 3/01/14		45	40,500
Esco Corp., 8.625%, 12/15/13 (a)		615	611,925
RBS Global, Inc., 8.875%, 9/01/16		85	81,388
Terex Corp., 8%, 11/15/17		545	557,263
Titan International, Inc., 8%, 1/15/12		325	325,000

			2,184,726

Marine — 0.0%
Navios Maritime Holdings, Inc.,
9.50%, 12/15/14		43	44,290

Media — 9.8%
Affinion Group, Inc.:
10.125%, 10/15/13		60	60,600
11.50%, 10/15/15		275	269,844
Barrington Broadcasting Group LLC,
10.50%, 8/15/14		650	572,000
Bonten Media Acquisition Co.,
9%, 6/01/15 (a)(b)		100	77,080
Cablevision Systems Corp. Series B:
7.133%, 4/01/09 (d)		1,210	1,219,075
8%, 4/15/12		125	124,375
Charter Communications Holdings I, LLC,
11%, 10/01/15		820	637,050
Charter Communications Holdings II, LLC,
10.25%, 9/15/10		845	812,450
Dex Media, Inc., 8%, 11/15/13		175	133,875
Dex Media West LLC, 9.875%, 8/15/13		175	164,937
DirecTV Holdings LLC, 8.375%, 3/15/13		100	102,750
EchoStar DBS Corp., 7.125%, 2/01/16		350	343,875
Harland Clarke Holdings Corp.:
7.815%, 5/15/15 (d)		60	43,200
9.50%, 5/15/15		70	56,525
Intelsat Intermediate Holding Co. Ltd.,
9.231%, 2/01/15 (e)		60	51,300
Liberty Media Corp., 0.75%, 3/30/23 (c)		325	329,469
Mediacom Broadband LLC, 8.50%, 10/15/15		230	211,600
NTL Cable Plc:
8.75%, 4/15/14		45	43,537
9.125%, 8/15/16		625	603,125
Nielsen Finance LLC:
10%, 8/01/14		685	712,400
10%, 8/01/14 (a)		710	740,175
Paxson Communications Corp.,
5.963%, 1/15/12 (a)(c)		725	586,344
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(c)(d)		190	188,024
R.H. Donnelley Corp.:
6.875%, 1/15/13		250	160,000
8.875%, 10/15/17 (a)		725	467,625
Series A-2, 6.875%, 1/15/13		500	320,000
Series A-3, 8.875%, 1/15/16		75	48,750

See Notes to Financial Statements.

20 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (continued) High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Media (concluded)
Rainbow National Services LLC,
10.375%, 9/01/14 (a)	USD	146	$ 156,950
Salem Communications Corp.,
7.75%, 12/15/10		400	375,500
TL Acquisitions, Inc. (a):
10.50%, 1/15/15		1,340	1,212,700
13.834%, 7/15/15 (e)		175	133,000
Windstream Regatta Holdings, Inc.,
11%, 12/01/17 (a)		229	153,430
Young Broadcasting, Inc., 10%, 3/01/11		85	55,250

			11,166,815

Metals & Mining — 6.0%
AK Steel Corp., 7.75%, 6/15/12		530	541,262
Aleris International, Inc.:
9%, 12/15/14 (b)		775	538,784
10%, 12/15/16		500	310,000
Arch Western Finance LLC, 6.75%, 7/01/13		100	101,750
Blaze Recycling & Metals LLC,
10.875%, 7/15/12 (a)		60	55,200
Century Aluminum Co., 7.50%, 8/15/14		160	159,200
Drummond Co., Inc., 7.375%, 2/15/16 (a)		125	112,656
Evraz Group SA (a):
8.875%, 4/24/13		280	283,500
9.50%, 4/24/18		180	183,339
FMG Finance Pty Ltd., 10.625%, 9/01/16 (a)		500	568,750
Foundation PA Coal Co., 7.25%, 8/01/14		200	205,500
Freeport-McMoRan Copper & Gold, Inc.:
5.883%, 4/01/15 (d)		685	691,850
8.375%, 4/01/17		1,160	1,281,800
Indalex Holding Corp. Series B,
11.50%, 2/01/14		175	136,500
Novelis, Inc., 7.25%, 2/15/15		275	251,625
RathGibson, Inc., 11.25%, 2/15/14		275	267,438
Ryerson, Inc.:
10.248%, 11/01/14 (a)(d)		180	163,800
12%, 11/01/15 (a)		340	336,600
Steel Dynamics, Inc., 7.375%, 11/01/12 (a)		590	600,325

			6,789,879

Multi-Utilities — 0.1%
CenterPoint Energy, Inc. Series B,
3.75%, 5/15/23 (d)		40	54,000

Multiline Retail — 0.4%
Neiman Marcus Group, Inc.,
9%, 10/15/15 (c)		490	510,213

Oil, Gas & Consumable Fuels — 5.6%
Atlas Energy Resources LLC,
10.75%, 2/01/18 (a)		180	191,700
Berry Petroleum Co., 8.25%, 11/01/16		175	181,562
Chaparral Energy, Inc., 8.50%, 12/01/15		200	182,000
Chesapeake Energy Corp., 6.375%, 6/15/15		140	137,900
Cimarex Energy Co., 7.125%, 5/01/17		420	426,300

		Par
Corporate Bonds		(000)	Value

Oil, Gas & Consumable Fuels (concluded)
Compton Petroleum Finance Corp.,
7.625%, 12/01/13	USD	380	$ 375,250
Copano Energy LLC, 8.125%, 3/01/16		135	140,400
Corral Finans AB, 4.213%, 4/15/10 (a)(b)		249	225,420
Denbury Resources, Inc., 7.50%, 12/15/15		110	113,300
Dynegy Roseton Series B, 7.67%, 11/08/16		350	350,569
EXCO Resources, Inc., 7.25%, 1/15/11		530	527,350
Encore Acquisition Co., 6%, 7/15/15		240	220,800
Forest Oil Corp., 7.25%, 6/15/19		400	413,000
Newfield Exploration Co., 6.625%, 4/15/16		190	187,150
OPTI Canada, Inc.:
7.875%, 12/15/14		250	254,375
8.25%, 12/15/14		775	800,188
Peabody Energy Corp., 7.375%, 11/01/16		360	378,000
Range Resources Corp., 6.375%, 3/15/15		160	157,200
Sabine Pass LNG LP, 7.50%, 11/30/16		260	237,900
Southwestern Energy Co., 7.50%, 2/01/18 (a)		135	143,100
Swift Energy Co., 7.125%, 6/01/17		475	454,813
Whiting Petroleum Corp., 7.25%, 5/01/12		255	255,638

			6,353,915

Paper & Forest Products — 5.0%
Abitibi-Consolidated, Inc., 6%, 6/20/13		180	74,700
Ainsworth Lumber Co. Ltd., 7.25%, 10/01/12		800	448,000
Boise Cascade LLC, 7.125%, 10/15/14		90	80,100
Bowater Canada Finance Corp.,
7.95%, 11/15/11		280	173,600
Bowater, Inc., 9%, 8/01/09		400	330,000
Cascades, Inc., 7.25%, 2/15/13		650	598,000
Domtar Corp.:
5.375%, 12/01/13		80	72,800
7.125%, 8/15/15		710	685,150
NewPage Corp.:
10%, 5/01/12 (a)		1,085	1,158,238
10%, 5/01/12		200	213,500
12%, 5/01/13		465	492,900
Norske Skog Canada Ltd., 7.375%, 3/01/14		100	75,500
Verso Paper Holdings LLC Series B:
6.623%, 8/01/14 (d)		355	331,925
9.125%, 8/01/14		735	758,888
11.375%, 8/01/16		170	174,250

			5,667,551

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc.,
6.826%, 12/01/13 (d)		475	418,000
PTS Acquisition Corp., 9.75%, 4/15/17 (a)	EUR	80	88,690

			506,690

Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty, LP, 9%, 5/01/12	USD	150	159,375

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

21

Schedule of Investments (continued) High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Real Estate Management & Development — 0.4%
Realogy Corp.:
10.50%, 4/15/14	USD	310	$ 227,850
11%, 4/15/14 (b)		340	222,700
12.375%, 4/15/15		25	13,625

			464,175

Road & Rail — 0.4%
Avis Budget Car Rental LLC:
5.565%, 5/15/14 (d)		225	194,625
7.625%, 5/15/14		250	228,437

			423,062

Semiconductors & Semiconductor Equipment — 0.9%
Amkor Technology, Inc.:
7.75%, 5/15/13		90	86,175
9.25%, 6/01/16		140	139,650
Freescale Semiconductor, Inc.,
6.675%, 12/15/14 (b)		720	592,200
Spansion, Inc., 6.201%, 6/01/13 (a)(d)		240	180,000

			998,025

Software — 0.1%
BMS Holdings, Inc., 9.954%, 2/15/12 (a)(b)(d)		226	140,782

Specialty Retail — 2.0%
Asbury Automotive Group, Inc.:
8%, 3/15/14		200	181,000
7.625%, 3/15/17		90	74,700
AutoNation, Inc.:
4.713%, 4/15/13 (d)		375	323,906
7%, 4/15/14		100	93,750
Buffets, Inc., 12.50%, 11/01/14 (f)(g)		90	2,250
General Nutrition Centers, Inc.:
7.199%, 3/15/14 (b)(d)		480	412,800
10.75%, 3/15/15		390	340,275
Group 1 Automotive, Inc., 2.25%, 6/15/36 (c)(e)		120	80,250
Michaels Stores, Inc.:
10%, 11/01/14		300	291,000
11.375%, 11/01/16		265	237,837
United Auto Group, Inc., 7.75%, 12/15/16		295	268,450

			2,306,218

Textiles, Apparel & Luxury Goods — 0.6%
Levi Strauss & Co., 8.875%, 4/01/16		625	635,937

Thrifts & Mortgage Finance — 0.4%
Residential Capital Corp., 6.125%, 11/21/08		500	415,000
Residential Capital LLC, 6.37%, 11/21/08 (d)		50	41,500

			456,500

Tobacco — 0.3%
Vector Group Ltd.,11%, 8/15/15 (a)		350	350,000

Wireless Telecommunication Services — 4.3%
American Tower Corp., 3%, 8/15/12 (c)		200	427,500
BCM Ireland Preferred Equity Ltd.,
10.597%, 2/15/17 (a)(b)	EUR	195	206,944
Centennial Communications Corp.:
8.448%, 1/01/13 (d)	USD	350	333,375
8.125%, 2/01/14		410	407,950

		Par
Corporate Bonds		(000)	Value

Wireless Telecommunication Services (concluded)
Cricket Communications, Inc., 9.375%,
11/01/14 (a)	USD	170	$ 166,812
Digicel Group Ltd. (a):
8.875%, 1/15/15		365	312,987
9.125%, 1/15/15 (b)		470	379,315
FiberTower Corp. (c):
9%, 11/15/12 (a)		160	116,200
9%, 11/15/12		50	36,313
iPCS, Inc., 4.998%, 5/01/13 (d)		440	366,300
MetroPCS Wireless, Inc., 9.25%, 11/01/14		795	781,087
Nordic Telephone Co. Holdings ApS,
8.875%, 5/01/16 (a)		300	306,750
Orascom Telecom Finance SCA,
7.875%, 2/08/14 (a)		100	95,000
Rural Cellular Corp., 8.25%, 3/15/12		135	140,400
Sprint Capital Corp.:
7.625%, 1/30/11		725	686,938
6.875%, 11/15/28		195	151,613

			4,915,484

Total Corporate Bonds — 84.0%			95,431,926

Floating Rate Loan Interests

Auto Components — 0.2%
Delphi Automotive Systems Term Loan,
6.875%, 7/01/08		200	200,643

Health Care Providers & Services — 0.3%
Community Health Systems, Inc.,
Term Loan, 5.335%, 6/18/14		336	321,218

Hotels, Restaurants & Leisure — 0.3%
Travelport, LLC Term Loan, 10.095%, 3/22/12 (b)		485	344,642

Independent Power Producers & Energy
Traders — 1.3%
Texas Competitive Electric Holdings Co., LLC:
Tranche B-1, 6.49% — 6.596%, 10/10/14		90	85,793
Tranche B-2, 6.477% — 6.596%, 10/10/14		249	238,008
Tranche B-3, 6.477% — 6.596%, 10/10/14		1,225	1,171,559

			1,495,360

Media — 2.2%
Catalina Marketing Group Term Loan,
6.938%, 10/01/15		900	794,250
HMH Publishing:
Bridge, 6.901%, 5/15/09		61	57,955
Mezzanine, 9.50%, 11/14/14 (b)		1,517	1,243,991
Tranche A, 6.901%, 11/14/14		439	404,242

			2,500,438

Total Floating Rate Loan Interests — 4.3%			4,862,301

See Notes to Financial Statements.

22 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (concluded) High Income Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 0.1%
Cypress Semiconductor Corp.	4,262	$ 119,846

Total Common Stocks — 0.1%		119,846

Preferred Securities

	Par
Capital Trusts	(000)

Diversified Financial Services — 1.1%
Citigroup, Inc., 8.40%, 4/29/49 (d)	USD 1,220	1,234,738

Total Capital Trusts — 1.1%		1,234,738

Preferred Stocks	Shares

Oil, Gas & Consumable Fuels — 0.6%
EXCO Resources, Inc.:
7% (c)	12	$ 144,000
11%	47	564,000

Total Preferred Stocks — 0.6%		708,000

Total Preferred Securities — 1.7%		1,942,738

Total Investments (Cost — $107,467,423*) — 90.1%		102,356,811
Other Assets Less Liabilities — 9.9%		11,281,637

Net Assets — 100.0%		$113,638,448

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 107,631,452

Gross unrealized appreciation	1,541,585
Gross unrealized depreciation	(6,816,226)

Net unrealized depreciation	$ (5,274,641)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to quali-
fied institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Convertible security.
(d) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(e) Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(f) Non-income producing security.
(g) Issuer filed for bankruptcy or is in default of interest payments.
(h) When-issued security.

• For Portfolio compliance purposes,the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These indus-
try classifications are unaudited.
• Investments in companies considered to be an affiliate of the Portfolio,for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Interest
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	(6,157)	$ 538,406

•Forward foreign exchange contracts as of April 30,2008 were as follows:

Foreign	Foreign	Settlement	Unrealized
Currency Purchased	Currency Sold	Date	Appreciation

USD 956,747	EUR 608,000	7/23/08	$ 11,129

•Swap contracts outstanding as of April 30,2008 were as follows:

Notional
	Amount	Unrealized
	(000)	Depreciation

Sold credit default protection on Ford Motor
Company and receive 3.80%
Broker, JPMorgan Chase
Expires March 2010	$ 400	$ (25,910)

• Currency Abbreviations
EUR Euro
USD U.S. Dollar

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES APRIL 30, 2008 23

Schedule of Investments April 30, 2008 Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 4.8%
Beverages — 0.5%
Lion Nathan Ltd.	114,500	$ 901,744

Capital Markets — 0.2%
Platinum Asset Management Ltd.	64,900	269,611

Electric Utilities — 0.4%
SP AusNet	561,800	672,000

Food & Staples Retailing — 0.6%
ABB Grain Ltd.	96,800	911,438

Metals & Mining — 2.0%
Kagara Ltd.	256,000	1,153,182
MacArthur Coal Ltd.	108,700	1,748,940
Sino Gold Mining Ltd. (a)	71,100	338,480

		3,240,602

Oil, Gas & Consumable Fuels — 0.4%
Energy Resources of Australia Ltd.	36,000	663,035

Real Estate Investment Trusts (REITs) — 0.7%
CFS Retail Property Trust	557,702	1,173,743

Total Common Stocks in Australia		7,832,173

Belgium — 0.1%
Diversified Financial Services — 0.1%
Ackermans & Van Haaren NV	1,800	183,611

Total Common Stocks in Belgium		183,611

Bermuda — 0.7%
Capital Markets — 0.5%
Lazard Ltd. Class A	19,370	758,142

Textiles, Apparel & Luxury Goods — 0.2%
C C Land Holdings Ltd.	309,600	340,164

Total Common Stocks in Bermuda		1,098,306

Brazil — 0.9%
Health Care Providers & Services — 0.2%
OdontoPrev SA	14,100	356,275

Transportation Infrastructure — 0.7%
Santos Brasil Participacoes SA	65,600	1,135,036

Total Common Stocks in Brazil		1,491,311

Canada — 4.4%
Biotechnology — 0.6%
DiagnoCure, Inc. (a)	499,850	1,002,579

Electric Utilities — 0.7%
Emera, Inc.	54,400	1,158,654

Energy Equipment & Services — 0.5%
North American Energy Partners, Inc. (a)	51,600	834,888

Hotels, Restaurants & Leisure — 0.2%
Great Canadian Gaming Corp. (a)	29,000	292,275

Metals & Mining — 1.2%
Agnico-Eagle Mines Ltd.	18,050	1,127,222
Eldorado Gold Corp. (a)	66,900	456,363
FNX Mining Co., Inc.	13,300	330,156

		1,913,741

Common Stocks	Shares	Value

Canada (concluded)
Oil, Gas & Consumable Fuels — 1.2%
Baytex Energy Trust	37,100	$ 929,434
Keyera Facilities Income Fund	52,100	1,083,800

		2,013,234

Total Common Stocks in Canada		7,215,371

China — 1.0%
Metals & Mining — 0.4%
Hidili Industry International Development Ltd.	423,900	646,336

Software — 0.1%
Perfect World Co. Ltd. (a)(b)	6,000	172,320

Transportation Infrastructure — 0.5%
Shenzhen Expressway Co. Ltd.	1,139,600	835,220

Total Common Stocks in China		1,653,876

Denmark — 1.7%
Electrical Equipment — 1.0%
Vestas Wind Systems A/S (a)	15,250	1,653,451

Insurance — 0.7%
TrygVesta A/S	12,575	1,074,113

Total Common Stocks in Denmark		2,727,564

Finland — 0.9%
Metals & Mining — 0.5%
Rautaruukki Oyj	17,800	836,827

Multiline Retail — 0.4%
Stockmann AB ‘B’	17,450	719,189

Total Common Stocks in Finland		1,556,016

France — 2.8%
Food Products — 0.7%
Bonduelle SA	9,000	1,115,514

Insurance — 0.6%
Scor SE	41,525	996,781

Leisure Equipment & Products — 0.4%
Trigano SA	20,600	690,984

Life Sciences Tools & Services — 0.7%
Eurofins Scientific SA	11,100	1,123,935

Oil, Gas & Consumable Fuels — 0.4%
Etablissements Maurel et Prom	25,100	578,591

Total Common Stocks in France		4,505,805

Germany — 2.0%
Biotechnology — 0.1%
Paion AG (a)	58,750	145,714

Industrial Conglomerates — 0.9%
Rheinmetall AG	19,200	1,445,861

Life Sciences Tools & Services — 0.8%
Gerresheimer AG	23,900	1,330,340

Oil, Gas & Consumable Fuels — 0.1%
Petrotec AG (a)	45,300	162,956

Specialty Retail — 0.1%
Praktiker Bau- und Heimwerkermaerkte AG	9,500	204,195

Total Common Stocks in Germany		3,289,066

Greece — 0.6%
Hotels, Restaurants & Leisure — 0.6%
Intralot SA-Integrated Lottery Systems & Services	49,100	984,764

Total Common Stocks in Greece		984,764

See Notes to Financial Statements.

24 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (continued) Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hong Kong — 2.0%
Chemicals — 0.9%
Sinofert Holdings Ltd.	1,876,300	$ 1,431,333

Consumer Finance — 0.2%
Public Financial Holdings Ltd.	445,100	406,492

Hotels, Restaurants & Leisure — 0.3%
Melco PBL Entertainment Macau Ltd. (a)(b)	42,700	563,640

Industrial Conglomerates — 0.3%
Melco International Development Ltd.	347,000	472,563

Media — 0.3%
Clear Media Ltd. (a)	515,000	439,973

Total Common Stocks in Hong Kong		3,314,001

India — 0.9%
Chemicals — 0.3%
United Phosphorus Ltd.	70,700	562,737

Energy Equipment & Services — 0.2%
Great Offshore Ltd.	21,120	343,488

Multiline Retail — 0.3%
Pantaloon Retail India Ltd.	46,850	558,476

Pharmaceuticals — 0.1%
Cipla Ltd.	43,400	228,918

Total Common Stocks in India		1,693,619

Indonesia — 0.7%
Industrial Conglomerates — 0.5%
Bakrie and Brothers Tbk PT (a)	13,877,100	762,654

Media — 0.2%
Surya Citra Media Tbk PT	4,704,050	414,188

Total Common Stocks in Indonesia		1,176,842

Ireland — 1.2%
Airlines — 0.8%
Ryanair Holdings Plc (a)(b)(c)	48,100	1,303,991

Food Products — 0.4%
Greencore Group Plc	102,800	603,072

Total Common Stocks in Ireland		1,907,063

Israel — 1.2%
Chemicals — 0.6%
Frutarom	111,500	911,918

Communications Equipment — 0.6%
NICE Systems Ltd. (a)(b)	31,400	999,776

Total Common Stocks in Israel		1,911,694

Italy — 2.3%
Commercial Banks — 0.4%
Credito Emiliano SpA	50,500	669,048

Construction & Engineering — 1.3%
Astaldi SpA	121,800	1,018,306
Marie Tecnimont SpA	202,800	1,198,021

		2,216,327

Insurance — 0.4%
Milano Assicurazioni SpA	101,600	657,149

Oil, Gas & Consumable Fuels — 0.2%
ERG SpA	13,900	304,257

Total Common Stocks in Italy		3,846,781

Common Stocks	Shares	Value

Japan — 5.9%
Auto Components — 0.6%
Koito Manufacturing Co. Ltd.	75,300	$ 991,949

Commercial Banks — 0.1%
Fukuoka Financial Group, Inc.	34,900	173,488

Commercial Services & Supplies — 0.2%
Intelligence Ltd.	500	319,466

Diversified Financial Services — 0.4%
Osaka Securities Exchange Co. Ltd.	125	679,973

Household Durables — 0.6%
Alpine Electronics, Inc.	44,500	507,545
PanaHome Corp.	74,700	428,127

		935,672

Insurance — 0.8%
Aioi Insurance Co., Ltd.	202,950	1,283,042

Machinery — 0.5%
Hisaka Works Ltd.	60,200	918,053

Media — 0.4%
Jupiter Telecommunications Co., Ltd.	785	679,700

Multiline Retail — 0.3%
Don Quijote Co. Ltd.	26,400	482,660

Pharmaceuticals — 1.1%
Sawai Pharmaceutical Co. Ltd	18,800	793,915
Tsumura & Co.	40,000	968,234

		1,762,149

Real Estate Management & Development — 0.5%
Tokyu Land Corp.	122,100	913,417

Specialty Retail — 0.4%
Yamada Denki Co., Ltd.	7,250	622,443

Total Common Stocks in Japan		9,762,012

Malaysia — 0.5%
Airlines — 0.5%
AirAsia Bhd (a)	2,118,850	846,259

Total Common Stocks in Malaysia		846,259

Mexico — 0.7%
Beverages — 0.7%
Embotelladoras Arca SA de CV	293,250	1,118,341

Total Common Stocks in Mexico		1,118,341

Netherlands — 0.4%
Food Products — 0.4%
Nutreco Holding NV	9,700	708,361

Total Common Stocks in the Netherlands		708,361

Norway — 2.0%
Communications Equipment — 0.7%
Tandberg ASA	71,000	1,200,198

Energy Equipment & Services — 1.0%
Awilco Offshore ASA (a)	72,000	836,188
Ocean RIG ASA (a)	91,100	790,835

		1,627,023

Oil, Gas & Consumable Fuels — 0.3%
Frontline Ltd.	7,600	417,490

Total Common Stocks in Norway		3,244,711

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

25

Schedule of Investments (continued) Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Philippines — 0.9%
Commercial Banks — 0.4%
Bank of the Philippine Islands	533,460	$ 629,505

Water Utilities — 0.5%
Manila Water Co., Inc.	1,922,300	803,965

Total Common Stocks in Philippines		1,433,470

Singapore — 1.3%
Capital Markets — 0.2%
Cityspring Infrastructure Trust	510,100	295,290

Food & Staples Retailing — 0.8%
Olam International Ltd.	660,220	1,311,424

Real Estate Management & Development — 0.2%
UOL Group Ltd.	112,500	314,282

Trading Companies & Distributors — 0.1%
Noble Group Ltd.	145,800	239,645

Total Common Stocks in Singapore		2,160,641

South Africa — 0.3%
Food & Staples Retailing — 0.3%
Massmart Holdings Ltd.	57,000	529,949

Total Common Stocks in South Africa		529,949

South Korea — 0.5%
Hotels, Restaurants & Leisure — 0.5%
Kangwon Land, Inc.	42,165	880,209

Total Common Stocks in South Korea		880,209

Spain — 0.7%
Pharmaceuticals — 0.7%
Laboratorios Farmaceuticos Rovi SA (a)	71,300	1,096,615

Total Common Stocks in Spain		1,096,615

Sweden — 0.9%
Oil, Gas & Consumable Fuels — 0.4%
Lundin Petroleum AB (a)	46,400	644,805

Wireless Telecommunication Services — 0.5%
Millicom International Cellular SA (a)(b)	7,700	814,441

Total Common Stocks in Sweden		1,459,246

Switzerland — 1.6%
Insurance — 1.1%
Swiss Life Holding	6,208	1,845,187

Specialty Retail — 0.5%
Dufry Group	7,750	844,448

Total Common Stocks in Switzerland		2,689,635

Taiwan — 0.3%
Commercial Banks — 0.3%
SinoPac Financial Holdings Co., Ltd.	931,000	459,002

Total Common Stocks in Taiwan		459,002

Thailand — 0.6%
Consumer Finance — 0.6%
Tisco Bank PCL (b)	1,064,900	956,594

Marine — 0.0%
Mermaid Maritime PCL	43,300	38,598

Total Common Stocks in Thailand		995,192

Common Stocks	Shares	Value

Turkey — 0.1%
Beverages — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	13,949	$ 126,259

Total Common Stocks in Turkey		126,259

United Kingdom — 9.7%
Aerospace & Defense — 0.8%
QinetiQ Plc	356,500	1,366,016

Commercial Services & Supplies — 2.0%
Cape Plc (a)	84,900	392,865
Group 4 Securicor Plc	212,800	960,244
Intertek Group Plc	96,500	1,853,458

		3,206,567

Construction & Engineering — 0.2%
Amec Plc	15,750	247,239

Food Products — 0.6%
Premier Foods Plc	408,700	1,039,459

Insurance — 0.7%
Amlin Plc	219,134	1,192,771

Oil, Gas & Consumable Fuels — 2.8%
Afren Plc (a)	556,100	1,741,156
Dragon Oil Plc (a)	88,800	873,494
Premier Oil PLC (a)	49,200	1,501,185
Sibir Energy Plc	39,900	493,162

		4,608,997

Pharmaceuticals — 1.0%
Hikma Pharmaceuticals Plc	177,300	1,645,007

Real Estate Investment Trusts (REITs) — 0.7%
Derwent Valley Holdings Plc	16,114	426,496
Great Portland Estates Plc	72,800	659,002

		1,085,498

Specialty Retail — 0.9%
The GAME Group Plc	257,750	1,400,238

Total Common Stocks in the United Kingdom		15,791,792

United States — 36.6%
Capital Markets — 0.8%
Affiliated Managers Group, Inc. (a)	3,900	387,426
Stifel Financial Corp. (a)(c)	19,243	909,617

		1,297,043

Chemicals — 1.4%
Celanese Corp. Series A	26,500	1,185,875
Hercules, Inc.	49,600	932,480
Intrepid Potash, Inc. (a)	5,100	242,199

		2,360,554

Commercial Banks — 0.9%
Cullen/Frost Bankers, Inc.	17,900	999,178
Glacier Bancorp, Inc.	20,100	413,658

		1,412,836

Commercial Services & Supplies — 1.8%
Covanta Holding Corp. (a)	43,900	1,169,057
EnergySolutions, Inc.	41,400	904,590
FTI Consulting, Inc. (a)	14,800	947,200

		3,020,847

See Notes to Financial Statements.

26 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Schedule of Investments (continued) Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Communications Equipment — 0.9%
Polycom, Inc. (a)	66,750	$ 1,495,200

Computers & Peripherals — 1.3%
Emulex Corp. (a)	62,750	821,398
Stratasys, Inc. (a)	21,900	425,736
Synaptics, Inc. (a)	27,500	933,350

		2,180,484

Construction & Engineering — 0.3%
The Shaw Group, Inc. (a)	11,500	568,330

Containers & Packaging — 1.1%
Packaging Corp. of America	39,900	877,002
Pactiv Corp. (a)	42,000	999,180

		1,876,182

Distributors — 1.0%
LKQ Corp. (a)(c)	77,600	1,688,576

Electronic Equipment & Instruments — 0.4%
Mercury Computer Systems, Inc. (a)	24,900	199,698
Vishay Intertechnology, Inc. (a)	56,100	530,145

		729,843

Energy Equipment & Services — 2.1%
Complete Production Services, Inc. (a)	47,200	1,274,872
Patterson-UTI Energy, Inc.	43,700	1,220,978
Rowan Cos., Inc.	25,500	994,245

		3,490,095

Food Products — 0.3%
Smithfield Foods, Inc. (a)	19,100	547,788

Health Care Equipment & Supplies — 0.8%
Immucor, Inc. (a)	9,300	250,914
Merit Medical Systems, Inc. (a)	75,100	1,104,721

		1,355,635

Health Care Providers & Services — 1.1%
Chindex International Inc (a)	47,400	1,161,300
IPC The Hospitalist Co., Inc. (a)	14,300	335,621
Kindred Healthcare, Inc. (a)	10,700	253,911

		1,750,832

Hotels, Restaurants & Leisure — 0.1%
The Cheesecake Factory, Inc. (a)	3,700	83,731

Insurance — 0.5%
Reinsurance Group of America, Inc.	15,500	805,690

Internet Software & Services — 1.5%
ComScore, Inc. (a)	13,550	255,688
Digital River, Inc. (a)	24,400	801,540
j2 Global Communications, Inc. (a)	23,900	511,460
SupportSoft, Inc. (a)	234,350	841,316

		2,410,004

Life Sciences Tools & Services — 0.4%
eResearch Technology, Inc. (a)	57,200	696,696

Common Stocks	Shares	Value

United States (continued)
Machinery — 2.4%
Commercial Vehicle Group, Inc. (a)	87,400	$ 1,053,170
IDEX Corp.	31,400	1,152,066
Nordson Corp.	27,800	1,641,034
Timken Co.	2,500	90,375

		3,936,645

Media — 0.6%
Arbitron, Inc.	1,800	86,112
Marvel Entertainment, Inc. (a)	31,300	897,997

		984,109

Metals & Mining — 1.6%
Cleveland-Cliffs, Inc.	3,000	481,200
Hecla Mining Co. (a)(c)	143,400	1,471,284
Steel Dynamics, Inc.	18,900	658,665

		2,611,149

Oil, Gas & Consumable Fuels — 3.1%
Alpha Natural Resources, Inc. (a)	22,700	1,104,355
International Coal Group, Inc. (a)(c)	132,700	1,056,292
PetroHawk Energy Corp. (a)	60,200	1,423,128
Stone Energy Corp. (a)	23,700	1,444,278

		5,028,053

Pharmaceuticals — 0.2%
Eurand NV (a)	20,200	322,190

Real Estate Investment Trusts (REITs) — 1.4%
Douglas Emmett, Inc.	29,700	705,672
Tanger Factory Outlet Centers, Inc. (c)	25,550	1,030,687
Ventas, Inc.	11,400	553,584

		2,289,943

Semiconductors & Semiconductor
Equipment — 3.8%
Integrated Device Technology, Inc. (a)	145,950	1,560,205
Intersil Corp. Class A	48,400	1,293,248
Micrel, Inc.	20,800	204,256
Microsemi Corp. (a)	68,350	1,674,575
MoSys, Inc. (a)(c)	110,550	507,424
Zoran Corp. (a)	75,300	990,948

		6,230,656

Software — 3.3%
Activision, Inc. (a)	54,400	1,471,520
Mentor Graphics Corp. (a)	79,800	803,586
Sybase, Inc. (a)(c)	54,850	1,613,687
Symyx Technologies Inc. (a)	40,200	301,902
THQ, Inc. (a)(c)	54,500	1,159,760

		5,350,455

Specialty Retail — 2.1%
Abercrombie & Fitch Co. Class A	17,100	1,270,701
The Children’s Place Retail Stores, Inc. (a)(c)	30,400	706,800
Urban Outfitters, Inc. (a)	41,550	1,423,088

		3,400,589

Textiles, Apparel & Luxury Goods — 0.5%
Phillips-Van Heusen Corp.	19,100	806,211
Polo Ralph Lauren Corp.	250	15,528

		821,739

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

27

Schedule of Investments (concluded) Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Thrifts & Mortgage Finance — 0.2%
FirstFed Financial Corp. (a)(c)	10,500	$ 160,440
People’s United Financial, Inc.	5,100	86,547

		246,987

Wireless Telecommunication Services — 0.7%
SBA Communications Corp. Class A (a)	37,000	1,196,580

Total Common Stocks in the United States		60,189,461

Total Common Stocks — 91.2%		149,879,018

Exchange-Traded Funds

SPDR Series Trust	18,000	626,580

Total Exchange-Traded Funds — 0.4%		626,580

Total Long-Term Investments
(Cost — $136,327,763)		150,505,598

Short-Term Securities

Merrill Lynch Premier Institutional Fund,
3.03%,(d)(e)(f)	9,848,300	9,848,300

	Par
	(000)

Time Deposits — 8.1%
Brown Brothers Harriman & Co.,
1.69%, 5/01/08	$ 13,369	13,369,124

Total Short-Term Securities
(Cost — $23,217,424) — 14.1%		23,217,424

Total Investments Before Options Written
(Cost — $159,545,187*) — 105.7%		173,723,022

	Number of
Options Written	Contracts

Call Options Written
Alpha Natural Resources, Inc., expiring May 2008
at $55	144	(9,360)
International Coal Group, Inc., expiring May 2008
at $8.50, Broker UBS Warburg	267	(4,128)

Total Options Written (Premiums Received — $35,112) — 0.0%		(13,488)

Total Investments Net of Options Written — 105.7%		173,709,534
Liabilities in Excess of Other Assets — (5.7%)		(9,326,519)

Net Assets — 100.0%		$164,383,015

* The cost and unrealized appreciation of investments as of April 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 161,821,277

Gross unrealized appreciation	$ 20,265,919
Gross unrealized depreciation	(8,364,174)

Net unrealized appreciation	$ 11,901,745

(a) Non-income producing security.
(b) Depositary receipts.
(c) Security, or a portion of security, is on loan.
(d) Investments in companies considered to be an affiliate of the Portfolio, for purpos-
es of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Interest/
	Net	Dividend
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$(3,488,720)	$371,226
Merrill Lynch Premier Institutional Fund	9,848,300	$ 36,510

(e) Represents the current yield as of report date.
(f) Security was purchased with the cash proceeds from securities loans.
• For Portfolio compliance purposes,the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

28 MANAGED ACCOUNT SERIES APRIL 30, 2008

Schedule of Investments April 30, 2008 Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Curtiss-Wright Corp.	42,800	$ 2,032,572
Spirit Aerosystems Holdings, Inc. Class A (a)	83,000	2,421,110

		4,453,682

Biotechnology — 1.0%
Human Genome Sciences, Inc. (a)	133,900	877,045
PDL BioPharma, Inc.	57,500	762,450

		1,639,495

Capital Markets — 3.2%
Invesco Ltd. (b)	68,200	1,749,330
Investment Technology Group, Inc. (a)	17,200	830,072
TD Ameritrade Holding Corp. (a)	139,800	2,530,380

		5,109,782

Chemicals — 1.9%
Hercules, Inc. (c)	155,300	2,919,640
Intrepid Potash, Inc. (a)	3,600	170,964

		3,090,604

Commercial Banks — 1.8%
The Colonial BancGroup, Inc. (c)	122,600	997,964
Cullen/Frost Bankers, Inc.	18,100	1,010,342
First Horizon National Corp. (c)	84,400	911,520

		2,919,826

Commercial Services & Supplies — 3.0%
Allied Waste Industries, Inc. (a)	154,100	1,904,676
Cintas Corp.	95,600	2,830,716

		4,735,392

Communications Equipment — 1.9%
Tellabs, Inc. (a)	586,300	3,025,308

Construction & Engineering — 1.0%
URS Corp. (a)	39,200	1,581,328

Containers & Packaging — 0.8%
Smurfit-Stone Container Corp. (a)	236,600	1,284,738

Diversified Telecommunication Services — 0.0%
Bell Aliant Regional Communications Income Fund	210	6,284

Electrical Equipment — 1.8%
Hubbell, Inc. Class B	63,600	2,844,828

Electronic Equipment & Instruments — 4.1%
Anixter International, Inc. (a)	42,000	2,392,740
Ingram Micro, Inc. Class A (a)	148,700	2,529,387
Tech Data Corp. (a)	47,000	1,579,670

		6,501,797

Energy Equipment & Services — 3.2%
BJ Services Co.	118,300	3,344,341
Rowan Cos., Inc.	46,900	1,828,631

		5,172,972

Health Care Equipment & Supplies — 1.7%
Edwards Lifesciences Corp. (a)	49,900	2,765,458

Health Care Providers & Services — 0.5%
LifePoint Hospitals, Inc. (a)	27,100	816,252

Health Care Technology — 0.7%
HLTH Corp. (a)	97,461	1,083,766

Hotels, Restaurants & Leisure — 0.7%
Darden Restaurants, Inc.	31,900	1,135,002

Common Stocks	Shares	Value

Household Durables — 2.8%
Harman International Industries, Inc.	37,500	$ 1,532,625
Lennar Corp. Class A	4,400	81,048
Newell Rubbermaid, Inc.	138,500	2,843,405

		4,457,078

Household Products — 0.7%
Clorox Co.	21,600	1,144,800

IT Services — 1.9%
Convergys Corp. (a)	194,500	3,057,540

Insurance — 5.5%
Conseco, Inc. (a)	234,700	2,734,255
HCC Insurance Holdings, Inc.	150,400	3,711,872
Reinsurance Group of America, Inc.	32,700	1,699,746
RenaissanceRe Holdings Ltd.	11,800	606,992

		8,752,865

Internet Software & Services — 2.3%
CNET Networks, Inc. (a)	470,600	3,647,150

Leisure Equipment & Products — 0.5%
Brunswick Corp.	51,700	862,356

Life Sciences Tools & Services — 0.3%
Affymetrix, Inc. (a)	43,800	477,858

Machinery — 2.9%
Dover Corp.	49,700	2,458,659
Timken Co.	37,300	1,348,395
Trinity Industries, Inc.	27,800	845,120

		4,652,174

Media — 1.7%
Harte-Hanks, Inc.	193,800	2,647,308

Metals & Mining — 1.5%
Allegheny Technologies, Inc.	11,500	791,545
Nucor Corp.	10,700	807,850
Reliance Steel & Aluminum Co.	13,100	796,218

		2,395,613

Multi-Utilities — 7.5%
Alliant Energy Corp.	97,900	3,687,893
OGE Energy Corp.	140,100	4,579,869
Wisconsin Energy Corp.	78,200	3,711,372

		11,979,134

Multiline Retail — 1.5%
Dollar Tree, Inc. (a)	30,500	963,800
Saks, Inc. (a)(c)	113,700	1,479,237

		2,443,037

Oil, Gas & Consumable Fuels — 8.1%
Cabot Oil & Gas Corp. Class A	66,500	3,788,505
Newfield Exploration Co. (a)	55,700	3,384,332
Noble Energy, Inc.	14,500	1,261,500
Plains Exploration & Production Co. (a)	72,900	4,540,212

		12,974,549

Paper & Forest Products — 0.5%
Weyerhaeuser Co.	12,300	785,724

Personal Products — 1.4%
Alberto-Culver Co.	92,000	2,315,640

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

29

Schedule of Investments (concluded) Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals — 2.3%
King Pharmaceuticals, Inc. (a)	154,500	$ 1,450,755
Medicis Pharmaceutical Corp. Class A	110,900	2,284,540

		3,735,295

Real Estate Investment Trusts (REITs) — 5.7%
Alexandria Real Estate Equities, Inc.	26,500	2,783,295
Brandywine Realty Trust	102,300	1,785,135
Cousins Properties, Inc. (c)	49,700	1,262,877
Dupont Fabros Technology, Inc.	119,800	2,156,400
FelCor Lodging Trust, Inc.	95,900	1,207,381

		9,195,088

Road & Rail — 0.5%
J.B. Hunt Transport Services, Inc.	25,800	876,426

Semiconductors & Semiconductor
Equipment — 2.4%
Broadcom Corp. Class A (a)	55,300	1,435,588
Microchip Technology, Inc. (c)	44,700	1,642,725
Micron Technology, Inc. (a)	103,200	796,704

		3,875,017

Software — 4.7%
Cadence Design Systems, Inc. (a)	121,300	1,350,069
Parametric Technology Corp. (a)	135,300	2,358,279
TIBCO Software, Inc. (a)	496,300	3,806,621

		7,514,969

Specialty Retail — 2.6%
American Eagle Outfitters, Inc.	68,600	1,260,183
Foot Locker, Inc.	38,000	480,700
The Gap, Inc.	131,000	2,439,220

		4,180,103

Textiles, Apparel & Luxury Goods — 1.6%
Jones Apparel Group, Inc.	90,100	1,426,283
Phillips-Van Heusen Corp.	28,200	1,190,322

		2,616,605

Thrifts & Mortgage Finance — 2.2%
People’s United Financial, Inc.	205,300	3,483,941

Trading Companies & Distributors — 0.9%
United Rentals, Inc. (a)	76,200	1,435,608

Total Common Stocks — 92.1%		147,672,392

Exchange-Traded Funds

MidCap SPDR Trust Series 1	16,200	2,466,612
iShares Dow Jones US Real Estate Index Fund (c)	13,700	943,656
iShares Russell Midcap Growth Index Fund	11,700	1,269,567
streetTRACKS® Gold Trust (a)	14,800	1,284,492

Total Exchange-Traded Funds — 3.7%		5,964,327

Total Long-Term Investments (Cost — $156,230,734)		153,636,719

Short-Term Securities	Shares	Value

Merrill Lynch Premier Institutional Fund,
3.03%, (d)(e)(f)	7,241,650	$ 7,241,650

	Par
	(000)

Time Deposits
State Street Bank & Trust Co. 1.62%
due 5/1/2008	$4,257	4,257,058

Total Short-Term Securities (Cost — $11,498,708) — 7.2%		11,498,708

Total Investments (Cost — $167,729,442*) — 103.0%		165,135,427
Liabilities in Excess of Other Assets — (3.0%)		(4,819,379)

Net Assets — 100.0%		$ 160,316,048

* The cost and unrealized appreciation (depreciation) of investments as of April
30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 173,562,507

Gross unrealized appreciation	$ 9,593,916
Gross unrealized depreciation	(18,020,996)

Net unrealized depreciation	$ (8,427,080)

(a) Non-income producing security.
(b) Depositary receipts.
(c) Security, or a portion of security, is on loan.
(d) Investments in companies considered to be an affiliate of the Portfolio, for purpos-
es of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

		Interest/
	Net	Dividend
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$(1,172,407)	$93,302
Merrill Lynch Premier
Institutional Fund	$ 7,241,650	$53,821

(e) Represents the current yield as of report date.
(f) Security was purchased with the cash proceeds from securities loans.

• For Portfolio compliance purposes,the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

30 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Statements of Assets and Liabilities
	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2008	Portfolio	Portfolio	Portfolio	Portfolio

Assets

Investments at value — unaffiliated[1,2]	$236,500,044	$ 102,356,811	$ 163,874,722	$ 157,893,777
Investments at value — affiliated[3]	1,715,734	—	9,848,300	7,241,650
Cash	707,383	9,440,757	644	209
Foreign currency at value[4]	—	9,991	8,160	—
Options purchased at value[5]	1,201,913	—	—	—
Unrealized appreciation on swaps	1,932,690	—	—	—
Unrealized appreciation on forward foreign exchange contracts	—	11,129	—	—
Investments sold receivable	182,165,959	1,171,120	1,920,603	6,046,369
Interest receivable[6]	916,711	2,512,952	31,198	4,764
Swaps receivable	888,297	1,604	—	—
Beneficial interests sold receivable	456,523	356,460	888,731	883,061
Variation margin receivable	30,878	—	—	—
Receivable from advisor	27,651	25,458	93,450	41,437
Principal paydowns receivable	5,347	2,862	—	—
Dividends receivable	—	—	443,658	127,375
Security lending receivable	—	—	6,193	13,946
Prepaid expenses	7,481	6,377	8,356	9,894

Total assets	426,556,611	115,895,521	177,124,015	172,262,482

Liabilities

TBA sale commitments at value[7]	90,312,978	—	—	—
Collateral on securities loaned at value	—	—	9,848,300	7,241,650
Options written at value[8]	982,780	—	13,488	—
Unrealized depreciation on swaps	1,458,935	25,910	—	—
Unrealized depreciation on unfunded loan commitments	—	741	—	—
Reverse repurchase agreements payable	21,951,000	—	—	—
Investments purchased payable	167,835,642	1,101,576	2,348,520	4,246,399
Income dividends payable	740,508	805,555	—	—
Swaps payable	639,908	—	—	—
Beneficial interests redeemed payable	251,606	284,536	393,016	403,103
Interest expense payable	24,740	—	—	—
Other affiliates payable	6,378	4,915	9,029	8,879
Officer and Directors fees payable	60	45	63	59
Other liabilities	—	1,534	—	—
Other accrued expenses payable	38,748	32,261	128,584	46,344

Total liabilities	284,243,283	2,257,073	12,741,000	11,946,434

Net Assets

Net Assets	$142,313,328	$ 113,638,448	$ 164,383,015	$ 160,316,048

Net Assets Consist of

Shares of beneficial interest, $0.01 par value, unlimited shares authorized[9]	$ 144,036	$ 121,460	$ 132,746	$ 160,867
Paid-in capital in excess of par	142,378,013	120,824,625	147,822,882	168,742,006
Undistributed (distributions in excess of) net investment income	179,022	(82,462)	441,751	659,695
Accumulated net realized gain/loss	(920,254)	(2,099,769)	1,779,900	(6,652,505)
Net unrealized appreciation/depreciation	532,511	(5,125,406)	14,205,736	(2,594,015)

Net Assets	$142,313,328	$ 113,638,448	$ 164,383,015	$ 160,316,048

Net asset value per share	$ 9.88	$ 9.36	$ 12.38	$ 9.97

[1] Investments at cost — unaffiliated	$236,852,092	$ 107,467,423	$ 149,696,887	$ 160,487,792

[2] Securities loaned	—	—	$ 9,487,160	$ 6,806,523

[3] Investments at cost — affiliated	$ 1,910,465	—	$ 9,848,300	$ 7,241,650

[4] Foreign currency at cost	—	$ 10,159	$ 8,248	—

[5] Options purchased at cost	$ 924,000	—	—	—

[6] Interest receivable from affiliates	$ 6,327	—	—	—

[7] Proceeds received TBA sale commitments	$ 90,251,732	—	—	—

[8] Premiums received	$ 955,000	—	$ 35,112	—

[9] Shares of beneficial interest outstanding	14,403,636	12,145,960	13,274,635	16,086,670

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

31

Statements of Operations

	U.S.	High	Global	Mid Cap Value
	Mortgage	Income	SmallCap	Opportunities
April 30, 2008	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income

Dividends[1]	—	$ 51,344	$ 1,775,249	$ 1,545,646
Interest	$ 8,144,200	8,328,851	—	170
Interest from affiliates	190,879	538,406	371,226	93,302
Securities lending	—	—	36,510	53,821

Total income	8,335,079	8,918,601	2,182,985	1,692,939

Expenses

Investment advisory	634,165	430,586	1,248,169	902,581
Custodian	25,874	12,337	270,373	47,482
Accounting services	49,244	40,298	79,730	63,691
Professional	43,942	42,913	58,628	48,372
Registration	25,123	23,717	25,656	27,867
Transfer agent	23,931	20,445	39,183	39,029
Printing	22,031	17,881	24,505	22,893
Officer and Directors	19,113	18,289	19,747	19,249
Interest on securities sold short	3,392	—	—	—
Miscellaneous	26,550	44,227	25,950	14,831

Total expenses excluding interest expense	873,365	650,693	1,791,941	1,185,995
Interest expense on reverse repurchase agreements	534,135	—	—	—

Total expenses	1,407,500	650,693	1,791,941	1,185,995
Less fees waived and reimbursed by advisor	(869,973)	(650,693)	(1,791,941)	(1,185,995)

Total expenses after waiver and reimbursement	537,527	—	—	—

Net investment income	7,797,552	8,918,601	2,182,985	1,692,939

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	1,278,475[2]	(2,090,872)	10,918,895	1,318,315
Futures and swaps	(1,813,692)	17,542	—	—
Foreign currency	—	(85,210)	(126,323)	—
Options written	192,600	—	—	—
Short sales	—	—	(3,100)	—

	(342,617)	(2,158,540)	10,789,472	1,318,315

Net change in unrealized appreciation/depreciation on:
Investments	(339,043)	(7,680,347)	(8,378,062)[3]	(11,239,493)
Futures and swaps	1,300,864	(22,686)	—	—
Foreign currency	—	14,358	35,236	—
Options written	(73,836)	—	21,624	—
Unfunded loan commitments	—	(741)	—	—
TBA Sale Commitments	(379,339)	—	—	—

	508,646	(7,689,416)	(8,321,202)	(11,239,493)

Total realized and unrealized gain (loss)	166,029	(9,847,956)	2,468,270	(9,921,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 7,963,581	$ (929,355)	$ 4,651,255	$ (8,228,239)

[1] Withholding tax	—	—	$ 123,878	$ 21

[2] Includes $8,034 from affiliates.
[3] Includes $31,583 in deferred foreign capital gain credit.

See Notes to Financial Statements.

32 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Statements of Changes in Net Assets

	U.S. Mortgage Portfolio		High Income Portfolio

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income	$ 7,797,552	$ 5,428,550	$ 8,918,601	$ 6,834,696
Net realized gain (loss)	(342,617)	554,758	(2,158,540)	343,668
Net change in unrealized appreciation/depreciation	508,646	888,964	(7,689,416)	2,048,830

Net increase (decrease) in net assets resulting from operations	7,963,581	6,872,272	(929,355)	9,227,194

Dividends and Distributions to Shareholders from:

Net investment income	(7,874,222)	(5,142,969)	(8,932,448)	(6,840,319)
Net realized gain	—	—	(2,296)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(7,874,222)	(5,142,969)	(8,934,744)	(6,840,319)

Beneficial Interest Transactions

Net increase in net assets derived from beneficial interest transactions	21,546,683	35,916,614	28,734,944	3,161,236

Net Assets

Total increase in net assets	21,636,042	37,645,917	18,870,845	5,548,111
Beginning of year	120,677,286	83,031,369	94,767,603	89,219,492

End of year	$ 142,313,328	$ 120,677,286	$ 113,638,448	$ 94,767,603

Undistributed (distributions in excess of) net investment income	$ 179,022	$ 234,246	$ (82,462)	$ (3,297)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

33

Statements of Changes in Net Assets (concluded)

			Mid Cap Value
	Global SmallCap Portfolio		Opportunities Portfolio

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income	$ 2,182,985	$ 1,753,048	$ 1,692,939	$ 1,296,882
Net realized gain	10,789,472	3,600,948	1,318,315	9,372,999
Net change in unrealized appreciation/depreciation	(8,321,202)	12,417,696	(11,239,493)	2,690,755

Net increase (decrease) in net assets resulting from operations	4,651,255	17,771,692	(8,228,239)	13,360,636

Dividends and Distributions to Shareholders from

Net investment income	(3,621,765)	(866,021)	(1,448,550)	(1,156,307)
Net realized gain	(11,916,272)	(769,153)	(14,399,620)	(5,909,557)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,538,037)	(1,635,174)	(15,848,170)	(7,065,864)

Beneficial Interest Transactions

Net increase in net assets derived from beneficial interest transactions	40,899,511	38,632,673	57,133,522	42,578,060

Net Assets

Total increase in net assets	30,012,729	54,769,191	33,057,113	48,872,832
Beginning of year	134,370,286	79,601,095	127,258,935	78,386,103

End of year	$ 164,383,015	$ 134,370,286	$ 160,316,048	$ 127,258,935

Undistributed net investment income	$ 441,751	$ 1,902,944	$ 659,695	$ 415,306

See Notes to Financial Statements.

34 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Financial Highlights

	U.S. Mortgage Portfolio				High Income Portfolio
			Period			Period
	Year Ended April 30,		July 29, 2005[1]		Year Ended April 30,	July 29, 2005[1]
			to April 30,			to April 30,
	2008	2007	2006	2008	2007	2006
Per Share Operating Performance

Net asset value, beginning of period	$ 9.90	$ 9.72	$ 10.00	$ 10.29	$ 9.95	$ 10.00

Net investment income[2]	0.56	0.53	0.34	0.82	0.78	0.54
Net realized and unrealized gain (loss)	(0.02)	0.15	(0.28)	(0.93)	0.36	0.03

Net increase (decrease) from investment operations	0.54	0.68	0.06	(0.11)	1.14	0.57

Dividends and distributions from:
Net investment income	(0.56)	(0.50)	(0.34)	(0.82)	(0.80)	(0.62)
Net realized gain	—	—	—	—[3]	—	—

Total dividends and distributions	(0.56)	(0.50)	(0.34)	(0.82)	(0.80)	(0.62)

Net asset value, end of period	$ 9.88	$ 9.90	$ 9.72	$ 9.36	$ 10.29	$ 9.95

Total Investment Return

Based on net asset value	5.63%	7.19%	0.57%[4]	(0.98%)	11.98%	6.01%[4]

Ratios to Average Net Assets

Total expenses after waiver and reimbursement and excluding interest
expense	0.00%[5]	0.00%	0.00%[6]	0.00%	0.00%	0.00%[6]

Total expenses after waiver and reimbursement	0.39%	0.00%	0.00%[6]	0.00%	0.00%	0.00%[6]

Total expenses	1.02%	0.67%	0.75%[6]	0.62%	0.66%	0.72%[6]

Net investment income	5.64%	5.37%	4.57%[6]	8.47%	7.97%	8.24%[6]

Supplemental Data

Net assets, end of period (000)	$ 142,254	$ 120,677	$ 83,031	$ 113,638	$ 94,768	$ 89,219

Portfolio turnover	2,804%[7]	1,316%	382%	58%	91%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Aggregate total investment return.

[5]	Less than 0.01%.

[6]	Annualized.

[7]	Includes TBA transactions, excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

35

Financial Highlights (concluded)

	Global SmallCap Portfolio				Mid Cap Value Opportunities Portfolio
			Period			Period
	Year Ended April 30,		August 2, 2005[1]		Year Ended April 30,	August 2, 2005[1]
			to April 30,			to April 30,
	2008	2007	2006	2008	2007	2006
Per Share Operating Performance

Net asset value, beginning of period	$ 13.36	$ 11.84	$ 10.00	$ 11.95	$ 11.50	$ 10.00

Net investment income[2]	0.19	0.21	0.12	0.13	0.15	0.11
Net realized and unrealized gain (loss)	0.26	1.51	1.73	(0.80)	1.15	1.48

Net increase (decrease) from investment operations	0.45	1.72	1.85	(0.67)	1.30	1.59

Dividends and distributions from:
Net investment income	(0.34)	(0.10)	(0.01)	(0.12)	(0.13)	(0.06)
Net realized gain	(1.09)	(0.10)	—[3]	(1.19)	(0.72)	(0.03)

Total dividends and distributions	(1.43)	(0.20)	(0.01)	(1.31)	(0.85)	(0.09)

Net asset value, end of period	$ 12.38	$ 13.36	$ 11.84	$ 9.97	$ 11.95	$ 11.50

Total Investment Return

Based on net asset value	2.85%	15.03%	18.56%[4]	(6.54%)	12.51%	15.97%[4]

Ratios to Average Net Assets

Total expenses after waiver and reimbursement	0.00%	0.00%	0.00%[5]	0.00%	0.00%	0.00%[5]

Total expenses	1.22%	1.29%	1.47%[5]	0.85%	0.89%	1.00%[5]

Net investment income	1.48%	1.74%	1.51%[5]	1.22%	1.34%	1.43%[5]

Supplemental Data

Net assets, end of period (000)	$ 164,383	$ 134,370	$ 79,601	$ 160,316	$ 127,259	$ 78,386

Portfolio turnover	110%	96%	63%	148%	78%	84%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than ($.01) per share.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

36 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio
and Mid Cap Value Opportunities Portfolio (the “Portfolios” or individually the “Portfolio”) are each a series of Managed Account Series (the
“Fund”) and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Each Portfolio’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Investors may only purchase shares in the four investment portfolios described herein by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee pro-
grams including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the
Fund’s Board of Trustees (the “Board”). Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Portfolios’ pricing service. Short-term securities are valued at amortized cost. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity invest-
ments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) and ask
(short positions) price.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York
Stock Exchange (“NYSE”). The values of such securities used in comput-
ing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events
(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to increase the return of the Portfolios and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Portfolio may purchase or sell financial futures contracts and options on such financial futures con-
tracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.
Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the
Portfolio agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recog-
nized by the Portfolio as unrealized gains or losses.

When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

37

Notes to Financial Statements (continued)

•Forward foreign exchange contracts — Each Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the
Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•Options — Each Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the
Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).
If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determin-
ing whether a Portfolio has realized a gain or a loss on investment transactions. European options are exercised at maturity date only.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

•Covered call options — Each Portfolio may sell covered call options which are options that give the purchaser the right to require the
Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the under-
lying security has gone down the premium received by the Portfolio will partially offset any unrealized losses on the underlying security.
By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

•Swaps — Each Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (deprecia-
tion). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the con-
tract, if any.

•Credit default swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

•Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•Total return swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return.
To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obli-
gation, the Portfolio will receive a payment from or make a payment to the counterparty.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as compo-
nents of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either

38 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Notes to Financial Statements (continued)

fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Floating Rate Loans: Certain Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other finan-
cial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, con-
sent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recognized on the accrual basis. Prepayment penalty fees are recorded as gains or losses. When the Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underly-
ing line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

The Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Portfolio may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a con-
tractual relationship only with the lender, not with the borrower. The
Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collater-
al supporting the loan in which it has purchased the Participation.

As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s invest-
ments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments, When-Issued and Delayed Delivery Securities:
The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities pur-
chased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the pur-
chaser is not entitled to any of the interest earned prior to settlement.
Upon making a commitment to purchase a security on a when-issued basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Mortgage-Backed Securities: Certain Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumen-
talities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association
(“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obli-
gations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

39

Notes to Financial Statements (continued)

TBA Commitments: The Portfolios may enter into to-be-announced
(“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addi-
tion to the risk of decline in the value of the Portfolio’s other assets.
Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under
“Valuation of Investments.”

Mortgage Dollar Rolls: The Portfolios may sell mortgage-backed securi-
ties for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) secu-
rities on a specific future date at an agreed-upon price. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and prin-
cipal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls.

Preferred Stock: Certain Portfolios may invest in preferred stocks.
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabil-
ities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a pre-
ferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently “marked to market” to reflect the market value of the short sale. When the Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The
Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the secu-
rity sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The
Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstand-
ing is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolio may utilize reverse repur-
chase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repur-
chase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agree-
ment may effectively be restricted pending such decision.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Portfolios segregate assets in connection with certain investments
(e.g., reverse repurchase agreements, swaps or future contracts), the
Portfolio will, consistent with certain interpretive letters issued by the
SEC, designate on its books and records cash or other liquid debt secu-
rities having a market value at least equal to the amount that would oth-
erwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities

40 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Notes to Financial Statements (continued)

where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

Dividends and Distributions: For Global SmallCap Portfolio and Mid
Cap Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income
Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the
U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connec-
tion with its loans. In the event that the borrower defaults on its obliga-
tion to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is each of the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest-
ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Effective October 31, 2007, each Portfolio implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evalu-
ated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolios’
financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under exami-
nation. The statute of limitations on the Portfolios’ U.S. federal tax returns remains open for the years ended April 30, 2005 through April 30,
2007. The statute of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Portfolios’ financial statement disclosures, if any, is cur-
rently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

41

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other
Transactions with Affiliates:

The Fund, on behalf of each Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”) an indirect, wholly owned subsidiary of BlackRock, Inc. to provide invest-
ment advisory and administration services. Merrill Lynch & Co., Inc.
(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”),
are principal owners of BlackRock, Inc.

The Fund has also entered into a separate Distribution Agreement and
Distribution Plan with FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. (“BDI”) and its affiliates. FAMD is a wholly owned subsi-
diay of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Advisor is responsible for the management of each of the Fund’s portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio.
For such services, each Portfolio pays the Advisor a monthly fee at the annual rates set forth below, which are based on the average daily value of each Portfolio’s net assets.

Investment
Advisory Fee

U.S. Mortgage Portfolio	0.46%
High Income Portfolio	0.41%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

The Advisor benefits from the Portfolios being an investment option in a wrap program for which the Advisor’s affiliates receive fees. The Advisor is contractually obligated to pay expenses it incurs in providing advisory services to the Portfolios and will reimburse the Portfolios for all of its expenses, except extraordinary expenses. This agreement has no fixed term. The Advisor waived expenses for each Portfolio as follows, which are included in fees waived by advisor on the Statements of Operations:

	Investment	Investment
	Advisory Fee	Advisory Fee
	Earned	Waived

U.S. Mortgage Portfolio	$ 634,165	$ 634,165
High Income Portfolio	$ 430,586	$ 430,586
Global SmallCap Portfolio	$1,248,169	$1,248,169
Mid Cap Value Opportunities Portfolio	$ 902,581	$ 902,581

In addition, for the year ended April 30, 2008, the Advisor reimbursed each Portfolio in additional operating expenses as follows, which are included in fees waived by advisor on the Statements of Operations:

Reimbursement
from
Advisor

U.S. Mortgage Portfolio	$235,808
High Income Portfolio	$220,107
Global SmallCap Portfolio	$543,772
Mid Cap Value Opportunities Portfolio	$283,414

The Advisor, on behalf of U.S. Mortgage Portfolio and High Income
Portfolio, has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc., (“BFM”) an affiliate of the
Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolios to the Advisor.

The Advisor, on behalf of Global SmallCap Portfolio and Mid Cap Value
Opportunities Portfolio, has entered into a sub-advisory agreement with
BlackRock Investment Management, LLC, (“BIM”) an affiliate of the
Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee at an annual percentage that is a percentage of the invest-
ment advisory fee paid by the Portfolios to the Advisor.

For the year ended April 30, 2008, each Portfolio reimbursed the Advisor for certain accounting services, which are included in accounting services expenses in the Statements of Operations, as follows:

Year Ended
April 30, 2008

U.S. Mortgage Portfolio	$2,635
High Income Portfolio	$2,019
Global SmallCap Portfolio	$2,911
Mid Cap Value Opportunities Portfolio	$2,680

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith
Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates.
For the year ended April 30, 2008, BIM received securities lending agent fees as follows:

Global SmallCap Portfolio	$ 9,307
MidCap Value Opportunities Portfolio	$13,723

42 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Notes to Financial Statements (continued) As of April 30, 2008, the following Portfolios lent securities to MLPF&S or its affiliates:

Amount of
Loaned Securities

Global SmallCap Portfolio	$1,790,568
Mid Cap Value Opportunities Portfolio	$ 86,400

In addition, for the year ended April 30, 2008, MLPF&S received com- missions on the execution of portfolio transactions for certain portfolios as follows:

Commissions

Global SmallCap Portfolio	$ 70,673
Mid Cap Value Opportunities Portfolio	$136,350

Effective December 3, 2007, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Series’
transfer agent. Prior to December 3, 2007, Financial Data Services, Inc.
(“FDS”), a wholly owned subsidiary of Merrill Lynch, was the Series’
transfer agent.

As mentioned above, the Advisor will reimburse the Portfolios for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of each Portfolio are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns, TBA trans-
actions and excluding short-term securities), for the year ended
April 30, 2008, were as follows:

	Purchases	Sales

U.S. Mortgage Portfolio	$4,690,655,102	$4,766,050,783
High Income Portfolio	$ 77,424,231	$ 53,982,164
Global SmallCap Portfolio	$ 170,507,170	$ 153,374,483
Mid Cap Value Opportunities Portfolio	$ 241,825,556	$ 203,285,837

U.S. Mortgage Portfolio Transactions in call options written for the year ended April 30, 2008, were as follows:

	Number of	Premiums
	Contracts†	Received

Outstanding call options written,
beginning of year	6	$ 96,300
Options written	10	477,500
Options expired	(6)	(96,300)

Outstanding call options written, end
of year	10	$477,500

† One contract represents a notional amount of $1,000,000.

Transactions in put options written for the year ended April 30, 2008, were as follows:

	Number of	Premiums
	Contracts†	Received

Outstanding put options written,
beginning of year	6	$ 96,300
Options written	10	477,500
Options expired	(6)	(96,300)

Outstanding put options written, end
of year	10	$477,500

† One contract represents a notional amount of $1,000,000.

Global Small Cap Portfolio Transactions in call options written for the year ended April 30, 2008, were as follows:

	Number of	Premiums
	Contracts	Received

Outstanding call options written,
beginning of year	—	—
Options written	411	$ 35,112
Options expired	—	—
Options closed	—	—

Outstanding call options written,
end of year	411	$ 35,112

MANAGED ACCOUNT SERIES

APRIL 30, 2008

43

Notes to Financial Statements (continued)
4. Beneficial Interest Transactions:
Transactions in beneficial interest were as follows:
	Year Ended		Year Ended
	April 30, 2008		April 30, 2007

	Shares	Amount	Shares	Amount

U.S. Mortgage Portfolio

Shares sold	5,216,236	$ 51,448,188	4,901,311	$ 48,180,760
Shares redeemed	(3,005,456)	(29,901,505)	(1,247,174)	(12,264,146)

Net increase	2,210,780	$ 21,546,683	3,654,137	$ 35,916,614

High Income Portfolio

Shares sold	4,753,143	$ 45,930,852	4,795,285	$ 47,864,056
Shares redeemed	(1,820,602)	(17,195,908)	(4,546,504)	(44,702,820)

Net increase	2,932,541	$ 28,734,944	248,781	$ 3,161,236

Global SmallCap Portfolio

Shares sold	5,587,722	$ 71,363,229	4,484,185	$ 52,643,486
Shares redeemed	(2,370,271)	(30,463,718)	(1,148,118)	(14,010,813)

Net increase	3,217,451	$ 40,899,511	3,336,067	$ 38,632,673

Mid Cap Value Opportunities Portfolio

Shares sold	7,966,172	$ 83,365,088	4,784,297	$ 53,251,059
Shares redeemed	(2,532,631)	(26,231,566)	(945,690)	(10,672,999)

Net increase	5,433,541	$ 57,133,522	3,838,607	$ 42,578,060

5. Short-Term Borrowings:

The Fund, on behalf of each Portfolio, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Fund’s current
Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. Each Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agree-
ment, which is included in miscellaneous expenses in the Statements of
Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35%
or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended April 30, 2008.

44 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Notes to Financial Statements (continued)

6. Commitments:

Unfunded Loans:

High Income Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until perma-
nent financing can be arranged. At April 30, 2008, the Portfolio had out-
standing commitments of approximately $17,000. As of April 30, 2008, the Portfolio had the following unfunded loan commitments:

	Unfunded	Value of
	Commitment	Underlying
Borrower	(000)	Loan (000)

Community Health Systems, Inc	17	$16

Foreign Exchange Contracts Global SmallCap Portfolio

At April 30, 2008 the Portfolio had entered into foreign exchange con-
tracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,619,000 and $1,216,000 respectively.

High Income Portfolio

At April 30, 2008, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of invest-
ments, under which it had agreed to purchase a foreign currency with an approximate value of $226.

7. Reverse Repurchase Agreements:

For the year ended April 30, 2008 the U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements outstanding was approximately
$12,209,020 and the daily weighted average interest rate was 4.30% .

8. Income Tax Information:

Reclassifications: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences have been reclassified as follows:

U.S. Mortgage Portfolio

$21,446 has been reclassified between accumulated net realized losses and undistributed net investment income as a result of permanent differ-
ences attributable to accounting for swap agreements and paydowns.
This reclassification has no effect on net assets or net asset values per share.

High Income Portfolio

$65,318 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses and $9 has been reclassified between paid in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income, foreign currency transactions and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

Global SmallCap Portfolio

$22,413 has been reclassified between undistributed net investment income and accumulated net realized capital gains. This reclassification is the result of permanent differences attributable to passive foreign invest-
ment companies and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

Mid Cap Value Opportunities Portfolio

$7 has been reclassified between paid in capital in excess of par and accumulated net realized capital losses as a result of a permanent differ-
ence attributable to distributions paid in excess of taxable income. This reclassification has no effect on net assets or net asset values per share.

U.S. Mortgage Portfolio

The tax character of distributions paid during the fiscal years ended April
30, 2008 and 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Ordinary income	$ 7,874,222	$ 5,142,969

Total taxable distributions	$ 7,874,222	$ 5,142,969

As of April 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$ 616,113
Undistributed long-term net capital gains	—

Total undistributed net earnings	616,113
Capital loss carryforward	—
Net unrealized losses	(824,834)*

Total accumulated net losses	$ (208,721)

* The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

45

Notes to Financial Statements (concluded) High Income Portfolio The tax character of distributions paid during the fiscal years ended April 30, 2008 and 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Ordinary income	$ 8,932,448	$ 6,840,319
Net long-term capital gains	2,296	—

Total taxable distributions	$ 8,934,744	$ 6,840,319

As of April 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$ 88,610
Undistributed long-term net capital gains	—

Total undistributed net earnings	88,610
Capital loss carryforward	(62,989)*
Net unrealized losses	(7,333,258)**

Total accumulated net losses	$ (7,307,637)

* On April 30, 2008, the Fund had a capital loss carryforward of $62,989, all of which expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

Global SmallCap Portfolio The tax character of distributions paid during the fiscal years ended April 30, 2008 and 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Ordinary income	$ 8,924,578	$ 1,635,174
Net long-term capital gains	6,613,459	—

Total taxable distributions	$ 15,538,037	$ 1,635,174

As of April 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary net income	$ 1,310,287
Undistributed long-term net capital gains	3,188,174

Total undistributed net earnings	4,498,461
Capital loss carryforward	—
Net unrealized gains	11,928,926*

Total accumulated net earnings	$ 16,427,387

* The difference between book-basis and tax-basis net unrealized gains is attribu-
table primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Mid Cap Value Opportunities Portfolio The tax character of distributions paid during the fiscal years ended April 30, 2008 and 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Ordinary income	$ 11,860,711	$ 6,446,769
Net long-term capital gains	3,987,459	619,095

Total taxable distributions	$ 15,848,170	$ 7,065,864

As of April 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$ 659,695
Undistributed long-term net capital gains	—

Total undistributed net earnings	659,695
Capital loss carryforward	—
Net unrealized losses	(9,246,520)*

Total accumulated net losses	$ (8,586,825)

* The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

46 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the
“Fund”), comprising U.S. Mortgage Portfolio, High Income Portfolio,
Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio
as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of April 30,
2008, by correspondence with the custodian and financial intermedi-
aries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Managed Account Series as of April
30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conform-
ity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP Princeton, New Jersey June 26, 2008

MANAGED ACCOUNT SERIES

APRIL 30, 2008

47

Important Tax Information U.S. Mortgage Portfolio

The following information is provided with respect to the ordinary income distributions paid by U.S. Mortgage Portfolio of Managed Account Series for the fiscal year ended April 30, 2008:

Federal Obligation Interest

Months Paid:	May 2007 — December 2007	1.60%*

Interest-Related Dividends for Non-U.S. Residents

Months Paid:	May 2007	98.03%**
	June 2007 — December 2007	100.00%**
	January 2008 — April 2008	93.74%**

* The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

High Income Portfolio

The following information is provided with respect to the ordinary income distributions paid by High Income Portfolio of Managed Account Series for the fiscal year ended April 30, 2008:

Interest-Related Dividends for Non-U.S. Residents

Month Paid:	May 2007 — December 2007	86.87%**
	January 2008 — April 2008	69.59%*

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund paid a long term capital gain distribution of $0.000203 per share to shareholders of record on December 26, 2007.

Global SmallCap Portfolio

The following information is provided with respect to the ordinary income distributions paid by Global SmallCap Portfolio of Managed Account Series during the fiscal year ended April 30, 2008:

	Record Date	July 18, 2007	December 11, 2007
	Payable Date	July 24, 2007	December 13, 2007

Qualified Dividend Income for Individuals		33.68%*	15.71%*
Dividends Qualifying for the Dividends Received Deduction for Corporations		7.26%*	2.34%*
Foreign Source Income		45.37%*	0%*
Foreign Taxes Paid per Share		$0.011693	$0.000000
Short-Term Capital Gain Dividends for Non-U.S. Residents		17.81%**	76.32%**

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.276340 per share to shareholders of record on July 18, 2007 and $0.335404 per share to shareholders of record on December 11, 2007.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources.

48 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Important Tax Information (concluded)

Mid Cap Value Opportunities Portfolio

The following information is provided with respect to the ordinary income distributions paid by Mid Cap Value Opportunities Portfolio of Managed
Account Series during the fiscal year ended April 30, 2008:

	Record Date	July 18, 2007	December 11, 2007
	Payable Date	July 24, 2007	December 13, 2007

Qualified Dividend Income for Individuals		4.81%*	12.91%*
Dividends Qualifying for the Dividends Received Deduction for Corporations		4.49%*	13.08%*
Short-Term Capital Gain Dividends for Non-U.S. Residents		92.59%**	83.49%**

* The fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.171126 per share to shareholders of record on July 18, 2007 and $0.157563 per share to shareholders of record on December 11, 2007.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

49

Officers and Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	the Trust	a Trustee**	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Trustees*

James H. Bodurtha	Trustee	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	37 Funds	None
40 East 52nd Street		2005	and formerly Executive Vice President thereof from 1996 to 2003;	104 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944

Bruce R. Bond	Trustee	Since	Formerly Trustee and Member of the Governance Committee, State	37 Funds	None
40 East 52nd Street		2007	Street Research Mutual Funds from 1997 to 2005; Formerly Board	104 Portfolios
New York, NY 10022			Member of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.

Donald W. Burton	Trustee	Since	Managing General Partner, The Burton Partnership, LP (an investment	37 Funds	Knology, Inc. (tele-
40 East 52nd Street		2007	partnership) since 1979; Managing General Partner, The South Atlantic	104 Portfolios	communications)
New York, NY 10022			Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944			of the Florida State Board of Administration from 2001 to 2007.		(financial)

Honorable Stuart E.	Trustee	Since	Partner and Head of International Practice, Covington and Burling	37 Funds	UPS Corporation
Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	104 Portfolios	(delivery service)
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,
1943			Chicago Climate Exchange (environmental) since 2006; Member of the
International Advisory Board GML (energy) since 2003.

Kenneth A. Froot	Trustee	Since	Professor, Harvard University since 1992.	37 Funds	None
40 East 52nd Street		2005		104 Portfolios
New York, NY 10022
1957

Robert M. Hernandez	Trustee	Since	Formerly Director, Vice Chairman and Chief Financial Officer of USX	37 Funds	ACE Limited
40 East 52nd Street		2007	Corporation (energy and steel business) from 1991 to 2001.	104 Portfolios	(insurance company);
New York, NY 10022					Eastman Chemical
1944					Company (chemical);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

John F. O’Brien	Trustee	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly	37 Funds	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003;	104 Portfolios	(chemicals); LKQ
New York, NY 10022			Formerly Director, ABIOMED from 1989 to 2006; Formerly Director,		Corporation (auto
1943			Ameresco, Inc. (energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Trustee	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, .A. (law firm)	37 Funds	None
40 East 52nd Street		2005	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	104 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1945			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.

Jean Margo Reid	Trustee	Since	Self-employed consultant since 2001; Director and Secretary, SCB, Inc.	37 Funds	None
40 East 52nd Street		2007	(holding company) since 1998; Director and Secretary, SCB Partners,	104 Portfolios
New York, NY 10022			Inc. (holding company) since 2000; Formerly Director, Covenant House
1945			(non-profit) from 2001 to 2004.

50 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Officers and Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	the Trust	a Trustee**	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Trustees* (concluded)

David H. Walsh	Trustee	Since	Director, National Museum of Wildlife Art since 2007; Director,	37 Funds	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources at the	104 Portfolios
New York, NY 10022			University of Wyoming since 2006; Director, The American Museum of
1941			Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society
from 1998 to 2005.

Fred G. Weiss	Trustee	Since	Managing Director, FGW Associates (consulting and investment	37 Funds	Watson
40 East 52nd Street		2007	company) since 1997; Director, Michael J. Fox Foundation for	104 Portfolios	Pharmaceutical Inc.
New York, NY 10022			Parkinson's Research since 2000; Formerly Director of BTG
1941			International Plc (a global technology commercialization company)
from 2001 to 2007.

Richard R. West	Trustee	Since	Dean Emeritus, New York University's Leonard N. Stern School of	37 Funds	Bowne & Co., Inc.
40 East 52nd Street		2007	Business Administration since 1995.	104 Portfolios	(financial printers);
New York, NY 10022					Vornado Realty Trust
1938					(real estate company);
Alexander’s Inc. (real
estate company)

* Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
** Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, those trustees first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004;
Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R.
West since 1978.

Interested Trustees*

Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Trustee	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	37 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	104 Portfolios
New York, NY 10022			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corporation,
Member of its Management Committee, Co-head of its Taxable Fixed
Income Division and Head of its Mortgage and Real Estate Products
Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds;
Member of the Board of Trustees of New York University, Chair of the
Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on
Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees,
Chairman of the Development/Trustee Stewardship Committee and
Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

*	Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

51

Officers and Trustees (concluded)

	Position(s)	Length of
Name, Address	Held with	Time
and Year of Birth	the Trust	Served	Principal Occupation(s) During Past 5 Years

Fund Officers*

Donald C. Burke	Fund	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	2007	Managers, LP ("MLIM") and Fund Asset Management, L P("FAM") in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers
40 East 52nd Street	President	2007	and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance
New York, NY 10022			Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill
1962			Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance	2007	Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior
New York, NY 10022	Officer of		Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from
1959	the Funds		1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

* Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodians	Transfer Agent		Accounting Agent	Independent	Legal Counsel
U.S. Mortgage Portfolio	PFPC Inc.		State Street Bank and	Registered Public	Willkie Farr &
High Income Portfolio	WIlmington, DE 19809		Trust Company	Accounting Firm	Gallagher LLP
State Street Bank and			Princeton, NJ 08540	Deloitte & Touche LLP	New York, NY 10019
Trust Company				Princeton, NJ 08540
Boston, MA 02101

Global SmallCap Portfolio
Mid Cap Value
Opportunities Portfolio
Brown Brothers
Harriman & Co.
Boston, MA 02101

52 MANAGED ACCOUNT SERIES

APRIL 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Series’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Series’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery 2) Click on the applicable link and follow the steps to sign up 3) Log into your account

The Series will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Series at (800) 441-7762.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

53

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Series’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Series’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM – 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54 MANAGED ACCOUNT SERIES

APRIL 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Healthcare Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES

APRIL 30, 2008

55

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other informa-
tion herein are as dated and are subject to change.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained
BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Managed Account Series

100 Bellevue Parkway

Wilmington, DE 19809

#MAS-4/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Joe Grills (not reappointed to the Audit Committee, effective November 1, 2007)
Robert M. Hernandez (term began, effective November 1, 2007)
Robert S. Salomon, Jr. (term ended, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West (term began, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

Global SmallCap
Portfolio	$26,300	$28,000	$0	$0	$6,100	$6,100	$1,049	$0

High Income	$26,300	$25,000	$0	$0				$0
Portfolio					$6,100	$6,100	$1,049

Mid Cap Value	$26,300	$28,500	$0	$0				$0
Opportunities					$6,100	$6,100	$1,049
Portfolio

U.S. Mortgage	$26,300	$25,000	$0	$0				$0
Portfolio					$6,100	$6,100	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

Global SmallCap Portfolio	$288,549	$3,002,183

High Income Portfolio	$288,549	$3,002,183

Mid Cap Value Opportunities	$288,549	$3,002,183
Portfolio

U.S. Mortgage Portfolio	$288,549	$3,002,183

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
Managed Account Series

Date: June 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 23, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 23, 2008